Exhibit 10.2

NU HOLDINGS LTD. 2020 OMNIBUS INCENTIVE PLAN

The Company sets forth herein the terms and conditions of the Plan. The Board may adopt such supplements to the Plan as it deems necessary or appropriate to permit the grants of Awards also to foreign nationals or individuals who are employed outside of Brazil or outside of the United States or to recognize differences in local law, tax policy or custom. Any such supplement adopted by the Board will be incorporated into and deemed a part of the Plan.

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Subsidiaries’ ability to attract and retain employees, Consultants and Non-Employee Directors, and to motivate such employees, Consultants and Non-Employee Directors to serve the Company and its Subsidiaries and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of non-qualified share options and restricted share units. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions of the Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions will apply to the maximum extent permitted under applicable law:

“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

“Amendment Date” means the closing of the initial public offering of the Shares.

“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms and conditions of the Award as approved by the Board.

“Award” means a grant, under the Plan, of an Option, RSUs or a Substitute Award.

“Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or a Subsidiary to a Grantee that evidences and sets out the terms and conditions of an Award.

“Beneficial Owner” will have the meaning assigned to such term in Rules 13d-3 and 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, that Person will be deemed to have beneficial ownership of all securities that the Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have corresponding meanings.

“Board” means the Board of Directors of the Company.

“Business Combination” means the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company.

“Change in Control” means, except as provided otherwise by the Board, the occurrence of any of the following events:

(1)    The acquisition by any Person of Beneficial Ownership of more than 50% of the outstanding voting power, provided that (i) any acquisition directly from the Company, (ii) any acquisition by the Company or any of its Subsidiaries, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (iv) any acquisition by any corporation under a transaction that complies with clauses (i), (ii) and (iii) of paragraph (2) below will not constitute a Change in Control for purposes of this paragraph.

(2)    Consummation of a Business Combination, unless after the Business Combination (i) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the outstanding shares and outstanding voting securities immediately before the Business Combination own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company, as the case may be, of the entity resulting from the Business Combination (including an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately before such Business Combination, of the outstanding voting securities (provided that for purposes of this clause (i) any ordinary shares, common shares or voting securities of such resulting entity received by such Beneficial Owners in such Business Combination other than as the result of such Beneficial Owners’ ownership of outstanding shares or outstanding voting securities immediately before such Business Combination will not be considered to be owned by such Beneficial Owners for the purposes of calculating their percentage of ownership of the outstanding ordinary shares, common shares and voting power of the resulting entity), (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from the Business Combination) becomes the Beneficial Owner, directly or indirectly, of 30% or more of the combined voting power of the then outstanding voting securities of such entity resulting from the Business Combination unless such Person owned 30% or more of the outstanding shares or outstanding voting securities immediately before the Business Combination and (iii) at least a majority of the members of the Board of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination. For purposes of this paragraph, any Person who acquires outstanding voting securities of the entity resulting from the Business Combination by virtue of ownership, before such Business Combination, of outstanding voting securities of both the Company and the entity or entities with which the Company is combined will be treated as two Persons after the Business Combination, who will be treated as owning outstanding voting securities of the entity resulting from the Business Combination by virtue of ownership, before such Business Combination of, respectively, outstanding voting securities of the Company, and of the entity or entities with which the Company is combined.

(3)    Approval by the Shareholders of a complete liquidation or dissolution of the Company.

Solely to the extent required by Code § 409A, an event described above will not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any Award subject to Code § 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Code § 409A.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Ordinary Shares may then be listed. For purposes of Awards to Grantees who are subject to Exchange Act § 16, the “Committee” means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. All references in the Plan to the Board will mean such Committee or the Board.

“Company” means Nu Holdings Ltd.

“Consultant” means any person, except an employee or Non-Employee Director, engaged by the Company or any Subsidiary, to render personal services to such entity, including as an advisor, under a written agreement and who qualifies as a consultant or advisor under Form S-8.

“Detrimental Conduct” means, as determined by the Company, the Grantee’s serious misconduct or unethical behavior, including (1) any violation by the Grantee of a restrictive covenant agreement that the Grantee has entered into with the Company or an Affiliate (covering, for example, confidentiality, non-competition, non-solicitation and non-disparagement), (2) the commission of a criminal act by the Grantee, whether or not performed in the workplace, that subjects, or if generally known would subject, the Company or an Affiliate to public ridicule or embarrassment or other improper or intentional conduct by the Grantee causing reputational harm to the Company, an Affiliate or a client or former client of the Company or an Affiliate, (3) the Grantee’s breach of a fiduciary duty owed to the Company or an Affiliate or a client or former client of the Company or an Affiliate, (4) the Grantee’s intentional violation or grossly negligent disregard of the Company’s or an Affiliate’s policies, rules or procedures or (5) the Grantee taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to the Company or its Affiliates.

“Disability” will be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement. If there is no such definition, “Disability” means, as determined by the Company and unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of the Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months.

“Effective Date” means January 1, 2020.

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Fair Market Value” of a Share as of a particular date means the average closing price of a Share as quoted on such exchange or other comparable reporting system for the 30 consecutive trading days ending on the last business day immediately preceding the applicable date or any other reasonable period as determined by the Company or the Board. Notwithstanding the foregoing, if the Board determines that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the applicable Award Agreement. Such alternative definition may include a price that is based upon a valuation report prepared by an independent and specialized appraisal firm or, in the case of Shares that are listed on a securities exchange, the opening, actual, high, low or average selling prices of a Share on the applicable securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days, as the case may be.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

“GAAP” means U.S. Generally Accepted Accounting Principles.

“Grant Date” means the latest to occur of (1) the date as of which the Board approves an Award, (2) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (3) such other date as may be specified by the Board in the Award Agreement.

“Grantee” means a person who receives or holds an Award.

“Non-Employee Director” means a member of the Board who is not an employee.

“Nu Holdings Share Option Plan” means the Nu Holdings Ltd. Share Option Plan adopted on October 17, 2016, lastly amended effective August 30, 2021, and as it may be amended from time to time.

“Ordinary Share” means a Class A Ordinary share of the Company.

“Option” means a non-qualified option to purchase one or more Shares under the Plan. No Option issued under the Plan will be considered an incentive option within the meaning of Code § 422.

“Option Price” means the exercise price for each Share subject to an Option.

“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 11) over a performance period established by the Board, and includes an Annual Incentive Award.

“Person” means a person as defined in Exchange Act § 13(d)(3).

“Plan” means this Nu Holdings Ltd. 2020 Omnibus Incentive Plan.

“Restricted Period” will have the meaning set forth in Section 9.1.

“RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Grantee under Section 9.

“Securities Act” means the United States Securities Act of 1933.

“Separation from Service” means the termination of the applicable Grantee’s employment with, and performance of services for, the Company and each Affiliate. Unless otherwise determined by the Company, if a Grantee’s employment or service with the Company or an Affiliate terminates but the Grantee continues to provide services to the Company or an Affiliate in a non-employee director capacity or as an employee, officer or consultant, as applicable, such change in status will not be deemed a Separation from Service. A Grantee employed by, or performing services for, an Affiliate or a division of the Company or an Affiliate will not be deemed to incur a Separation from Service if such Affiliate or division ceases to be an Affiliate or division of the Company, as the case may be, and the Grantee immediately thereafter becomes an employee of (or service provider to) or member of the board of directors of the Company or an Affiliate or a successor company or an affiliate or subsidiary thereof. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates will not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Code § 409A, “Separation from Service” will mean a “separation from service” as defined under Code § 409A.

“Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.

“Share” means one Class A Ordinary Share of the Company or of its Affiliates.

“Shareholder” means a shareholder of the Company.

“Subsidiary” means any corporation, partnership, joint venture, affiliate or other entity in which the Company owns more than 50% of the voting shares or voting ownership interest, as applicable, or any other business entity designated by the Board as a Subsidiary for purposes of the Plan.

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines.

“Termination Date” means the date that is ten years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

3.	ADMINISTRATION OF THE PLAN

3.1.    General. The Board will have such powers and authorities related to the administration of the Plan as are consistent with the Company’s Articles of Association and applicable law. The Board will have the power and authority to delegate its powers and responsibilities under the Plan to the Committee, which will have full authority to act in accordance with its charter, and with respect to the authority of the Board to act under the Plan, all references to the Board will be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 12 or as otherwise may be required by applicable law, regulatory requirement, or the Articles of Association of the Company, the Board will have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and will have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee will administer the Plan, provided that the Board will retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Ordinary Shares may then be listed. The interpretation and construction by the Board of the Plan, any Award or any Award Agreement will be final, binding and conclusive. Without limitation, the Board will have full and final authority, subject to the other terms and conditions of the Plan, to (1) designate Grantees, (2) determine the type or types of Awards to be made to a Grantee, (3) determine the number of Shares to be subject to an Award, (4) establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto, (5) prescribe the form of each Award Agreement and (6) amend, modify or supplement the terms and conditions of any outstanding Award, including the authority, to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside of Brazil or the United States or to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified in the Plan to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Exchange Act § 16. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto will be deemed to include the Board’s delegate. Any such delegate will serve at the pleasure of, and may be removed at any time by the Board.

3.2.    No Repricing. Notwithstanding any other term or condition of the Plan, the repricing of Options is prohibited without prior approval of the Shareholders. For this purpose, a “repricing” means (1) changing an Option to lower its Option Price, (2) any other action that is treated as a “repricing” under GAAP, (3) repurchasing for cash or canceling an Option at a time when its Option Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award or (4) or any other action that has the same effect as clauses (1), (2) or (3), unless the actions contemplated in clauses (1), (2), (3) or (4) occur in connection with a change in capitalization or similar change under Section 13. A cancellation and exchange under clause (3) would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Grantee.

3.3.    Separation from Service, Clawbacks and Detrimental Conduct.

3.3.1.    Separation from Service. Unless otherwise provided under an Award Agreement and to the extent permitted under applicable law, if a Grantee incurs in a Separation from Service, the Company will annul and cancel the unvested portion of any Award.

3.3.2.    Clawbacks. All awards, amounts or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. A Grantee’s acceptance of an Award will be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted before or after the Effective Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.3.3.    Detrimental Conduct. Except as otherwise provided by the Board, notwithstanding any other term or condition of the Plan, if a Grantee engages in Detrimental Conduct, whether during the Grantee’s service or after the Grantee’s Separation from Service for any reason, in addition to any other penalties or restrictions that may apply under the Plan, state law or otherwise, the Grantee will forfeit or pay to the Company (1) any and all outstanding Awards granted to the Grantee, including Awards that have become vested or exercisable, (2) any cash or Shares received by the Grantee in connection with the Plan within the 36-month period immediately before the date the Company determines the Grantee has engaged in Detrimental Conduct and (3) the profit realized by the Grantee from the sale or other disposition for consideration of any Shares received by the Grantee in connection with the Plan within the 36-month period immediately before the date the Company determines the Grantee has engaged in Detrimental Conduct.

3.4.    Deferral Arrangement. The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Code § 409A, which may include terms and conditions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred units.

3.5.    No Liability. No member of the Board will be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.    Book Entry. Notwithstanding any other term or condition of the Plan, the Company may elect to satisfy any requirement under the Plan for the delivery of certificates through the use of book-entry.

4.	SHARES SUBJECT TO THE PLAN

4.1.    Authorized Number of Shares. Subject to adjustment under Section 13, the total number of Shares authorized to be awarded under the Plan will not exceed 933,760,320. Shares issued under the Plan will consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Company from time to time. If, for any reason, the Award encompass the grant of shares from the Affiliates, the total number of Shares authorized to be awarded under the Plan will not exceed 933,760,320.

4.2.    Share Counting.

4.2.1.    General. Each Share granted in connection with an Award, as well as any outstanding award granted under the Nu Holdings Share Option Plan, will be counted as one Share against the limit in Section 4.1, subject to this Section 4.2. Share-based Performance Awards will be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

4.2.2.    Cash-Settled Awards. Any Award settled in cash will not be counted as Shares for any purpose under the Plan. Awards will be settled in cash to the extent that it would not implicate the regulatory capital of any of Company’s Affiliates or Subsidiaries.

4.2.3.    Expired or Terminated Awards. If any Award expires or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by that Award will again be available for the grant of Awards. If any award previously granted under the Nu Holdings Share Option Plan expires or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by that award will again be available for the grant of Awards under the Plan. For the avoidance of doubt, the following will not again become available for issuance under the Plan: (i) any Shares withheld in respect of taxes relating to any Award and (ii) any Shares tendered.

4.2.4.    Substitute Awards. In the case of any Substitute Award, such Substitute Award will not be counted against the number of Shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1.    Term. The Plan will be effective as of the Effective Date, provided that it has been approved by the Board and applicable Shareholders. The Plan will terminate automatically on the ten-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.    Amendment and Termination of the Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment will be contingent on approval of the Shareholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 will be contingent on the approval of the Shareholders. No Awards may be granted after the Termination Date. The applicable terms and conditions of the Plan and any terms and conditions applicable to Awards granted before the Termination Date will survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan will, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.    Service Providers. Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2.    Successive Awards. An eligible person may receive more than one Award, subject to such restrictions as are provided in the Plan.

6.3.    Stand-Alone, Additional, Tandem and Substitute Awards. The Board may grant Awards either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board will have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board will have the right to make Awards in substitution or exchange for any other award under another plan of the Company, any Subsidiary or any business entity to be acquired by the Company or a Subsidiary. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Shares subject to the Award is equivalent in value to the cash compensation.

7.	AWARD AGREEMENT

Each Award will be evidenced by an Award Agreement, in such forms as the Board will from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar terms and conditions but will be consistent with the terms and conditions of the Plan.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.    Option Price. The Option Price of each Option will be fixed by the Board and stated in the related Award Agreement. For U.S. taxpayers, the Option Price of each Option (except those that constitute Substitute Awards) will be at least the Fair Market Value on the Grant Date of a Share For non-U.S. taxpayers, the Option Price of each Option will be determined by the Board in its reasonable discretion. In no case will the Option Price of any Option be less than the par value of a Share.

8.2.    Vesting. Subject to Section 8.3, each Option will become exercisable at such times and under such terms and conditions (including performance requirements) as may be determined by the Board and stated in the Award Agreement.

8.3.    Term. Each Option will terminate, and all rights to purchase Shares thereunder will cease, upon the expiration of a period not to exceed ten years from the Grant Date or under such circumstances and on any date before ten years from the Grant Date as may be set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement.

8.4.    Limitations on Exercise of Option. Notwithstanding any other term or condition of the Plan, in no event may any Option be exercised, in whole or in part, before the date the Plan is approved by the Board and applicable Shareholders as provided in the Plan or after the occurrence of an event that results in termination of the Option.

8.5.    Method of Exercise. An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.    Rights of Holders of Options. Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option will have none of the rights of a Shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 13 or the related Award Agreement, no adjustment will be made for dividends, distributions or other rights for which the record date is before the date of such issuance.

8.7.    Nature of the Options. Except as otherwise provided in the applicable Award Agreement, to the extent permitted under applicable law, the provisions of the Plan relating to Options to purchase Shares will have a mercantile nature, be optional, onerous, will not assure any future gains, and will not be interpreted as compensation or salary.

9.	TERMS AND CONDITIONS OF RSUS

9.1.    Restrictions. At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of RSUs in accordance with Section 3. Each Award of RSUs may be subject to a different Restricted Period and additional restrictions. RSUs cannot and may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or before the satisfaction of any other applicable restrictions.

9.2.    Rights of Holders of RSUs.

9.2.1.    Settlement of RSUs. RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement will also set forth whether the RSUs will be settled within the time period specified for “short term deferrals” under Code § 409A or otherwise within the requirements of Code § 409A, in which case the Award Agreement will specify upon which events such RSUs will be settled.

9.2.2.    Voting and Dividend Rights. Unless otherwise stated in the applicable Award Agreement and subject to Section 15.12, holders of RSUs will not have rights as Shareholders, including no voting or dividend or dividend equivalents rights.

9.2.3.    Creditor’s Rights. A holder of RSUs will have no rights other than those of a general creditor of the Company or its Affiliates. RSUs represent an unfunded and unsecured obligation of the Company of its Affiliates, subject to the applicable Award Agreement.

9.3.    Delivery of Shares. Upon the expiration or termination of any Restricted Period and the satisfaction of any other terms and conditions prescribed by the Board, the restrictions applicable to RSUs settled in Shares will lapse, and, unless otherwise provided in the Award Agreement, appropriate action will be taken to deliver such Shares, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

10.	FORM OF PAYMENT FOR OPTIONS

Payment of the Option Price for an Option will be made in cash or in cash equivalents acceptable to the Company or its Affiliates.

11.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance terms conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance terms or conditions.

12.	REQUIREMENTS OF LAW

12.1.    General. The Company will not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or the Company of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration or qualification of any Shares subject to an Award on any securities exchange or under any governmental regulatory body is necessary or desirable as a term or condition of, or in connection with, the issuance or purchase of Shares under the Plan, no Shares may be issued or sold to the Grantee or any other individual exercising an Option unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any terms and conditions not acceptable to the Company, and any delay caused thereby will in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the Shares covered by such Award, the Company will not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares under an exemption from registration under the Securities Act. The Company may, but will not be obligated to, register any securities covered by the Plan under the Securities Act. The Company will not be obligated to take any affirmative action to cause the exercise of an Option or the issuance of Shares under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option will not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) will be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

12.2.    Rule 16b-3. During any time when the Company has a class of equity security registered under Exchange Act § 12, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any term or condition of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and will not affect the validity of the Plan. If Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

13.	EFFECT OF CHANGES IN CAPITALIZATION

13.1.    Changes in Ordinary Shares. If (1) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or other distribution payable in ordinary shares or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Amendment Date or (2) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, (i) the number and kinds of shares for which grants of Awards may be made, (ii) the number and kinds of shares for which outstanding Awards may be exercised or settled and (iii) the performance goals relating to outstanding Awards, will be equitably adjusted by the Company, provided that any such adjustment will comply with Code § 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (2) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options will be equitably adjusted, provided that any such adjustment will comply with Code § 409A. The provision in this Section 13.1 will be applicable to Shares of the Affiliates.

13.2.    Change in Control. In the event of a Change of Control, all Ordinary Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction will be treated in the manner described in the definitive transaction agreement (or, if there is no definitive transaction agreement with the Company, in the manner determined by the Board). Such determination does not need to treat all Awards (or all portions of an Award) in an identical manner. The treatment specified in the transaction agreement may include, without limitation, one or more of the following with respect to each outstanding Award:

(1)    Continuation of the Award by the Company (if the Company is the surviving company);

(2)    Assumption of the Award by the surviving company or its parent;

(3)    Substitution by the surviving company or its parent of a new award;

(4)    Cancellation of the Award and a payment to the Grantee of the intrinsic value, if any, of the vested portion of the Award, as determined by the Board of, in cash, cash equivalents or equity, subject to any escrow, holdback, earn-out or similar provisions in the transaction agreement;

(5)    Suspension of the Grantee’s right to exercise the Award during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.

For the avoidance of doubt, the Board has discretion to accelerate, in whole or part, the vesting and exercisability of an Award in connection with a Change of Control, regardless of whether or not such acceleration is contemplated in the applicable Award Agreement.

13.3.    Adjustments. Adjustments under this Section 13 related to Share or other securities of the Company will be made by the Board. No fractional Shares or other securities will be issued under any such adjustment, and any fractions resulting from any such adjustment will be eliminated in each case by rounding downward to the nearest whole Share.

14.	NO LIMITATIONS ON COMPANY

The grant of Awards will not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

15.	TERMS APPLICABLE GENERALLY TO AWARDS

15.1.    Disclaimer of Rights. No term or condition of the Plan or any Award Agreement will be construed to confer on any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding any other term or condition of the Plan, unless otherwise stated in the applicable Award Agreement, no Award will be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits under the Plan will be interpreted as a contractual obligation to pay only those amounts described in the Plan, in the manner and under the terms and conditions prescribed in the Plan. The Plan will in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the Plan.

15.2.    Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to applicable Shareholders for approval will be construed as creating any limitations on the right and authority of the Board to adopt such other incentive compensation arrangements (either applicable generally to classes of individuals or specifically to particular individuals), as the Board determines desirable.

15.3.    Withholding Taxes and Contributions. The Company or a Subsidiary, as the case may be, will have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes and contributions of any kind required by law, in any jurisdiction, to be withheld (1) with respect to the grant of an Award, (2) the vesting of or other lapse of restrictions applicable to an Award, (3) upon the issuance or any transfer of any Shares, upon the Settlement of RSUs, upon the exercise of an Option or (4) otherwise due in connection with an Award. At the time of such grant, vesting, lapse or exercise, issuance or other event, the Grantee will pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Subsidiary, as the case may be, may require or permit the Grantee to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold up to the maximum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering an amount corresponding to the tax or contribution due, in cash, so the Company or a Subsidiary, as the case may be, may levy the taxation on the Grantee’s behalf. The Shares so delivered or withheld will have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation will be determined by the Company or the Subsidiary as of the date that the amount of tax or contribution to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

15.4.    Other Terms and Conditions and Employment Agreements. Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement will govern.

15.5.    No Guarantee of Continued Service. The granting or vesting of any Award under the Plan does not constitute an express or implied promise of continued engagement as an employee, Consultant or Non-Employee Director of the Company or its Subsidiaries for the vesting period, for any period, or at all, and will not interfere in any way with the right of the Company or any Subsidiary to effect a Separation from Service at any time, nor will it be construed to amend or modify the terms of any employment, consultancy, directorship, or other service agreement between a Grantee and the Company or any Subsidiary.

15.6.    No Acquired Rights. The grant of any Award under the Plan is voluntary and occasional and does not give the Grantee any contractual or other right to receive Awards or benefits in lieu of Awards in the future, even if a Grantee has have received Awards repeatedly in the past.

15.7.    Separation from Service.    The Board will determine the effect of a Separation from Service on Awards, and such effect will be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that may be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending on the circumstances surrounding the Separation from Service.

The Company will have the exclusive discretion to determine when there has been a Separation from Service, regardless of any notice period or period of pay in lieu of such notice that may be required.

15.8.    Severability. If any term or condition of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining terms and conditions of the Plan and the Award Agreement will be severable and enforceable, and all terms and conditions will remain enforceable in any other jurisdiction.

15.9.    Governing Law. The Plan and all Award Agreements will be construed in accordance with and governed by the laws of the Cayman Islands without regard to the principles of conflicts of law that could cause the application of the laws of any jurisdiction other than the Cayman Islands. For purposes of resolving any dispute that arises under the Plan, each Grantee will be subject to venue, jurisdiction and other dispute resolution provisions set forth in the applicable Award Agreement. The Plan is not intended to be subject to the United States Employee Retirement Income Security Act of 1974.

15.10.    Code § 409A and § 457A . The Plan is intended to comply with Code § 409A and § 457A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code § 409A will not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Code § 409A, each installment payment under the Plan will be treated as a separate payment. Notwithstanding any other term or condition of the Plan, to the extent required to avoid accelerated taxation or tax penalties under Code § 409A, amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan during the six-month period immediately after the Grantee’s Separation from Service will instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board will have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Code § 409A or § 457A and neither the Company nor the Board will have any liability to any Grantee for such tax or penalty.

15.11.    Transferability of Awards.

15.11.1.    Transfers in General. Except as provided in Section 15.11.2, no Award will be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

15.11.2.    Family Transfers. If authorized in the applicable Award Agreement and upon written consent from the Company, a Grantee may transfer, not for value, all or part of an Award to any Family Member. For the purpose of this Section 15.11.2, a “not for value” transfer is a transfer that is a gift, a transfer under a domestic relations order in settlement of marital property rights or a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. After a transfer under this Section 15.11.2, any such Award will continue to be subject to the same terms and conditions as were applicable immediately before transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 15.11.2 or by will or the laws of descent and distribution.

15.12.    Dividend Equivalent Rights. If specified in the Award Agreement, the recipient of an Award may be entitled to receive dividend equivalent rights with respect to the Shares or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid in cash or deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value of a Share on the date that such dividend was paid to Shareholders. Notwithstanding the foregoing, dividends or dividend equivalents will not be paid on any Award or portion thereof that is unvested or on any Award that is subject to the achievement of performance criteria before the Award has become earned and payable.

15.13.    Data Protection. Where consent is required under applicable data privacy law, a Grantee’s acceptance of an Award will be deemed to constitute the Grantee’s acknowledgement of and consent to the collection and processing of personal data relating to the Grantee so that the Company can meet its obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data will include data about participation in the Plan and Shares offered or received, purchased, or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Grantee and the Grantee’s participation in the Plan.

15.14.    Plan Construction. In the Plan, unless otherwise stated, the following uses apply:

(1)    References to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time;

(2)    In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;

(3)    Indications of time of day will be based on the time applicable to the location of the principal headquarters of the Company;

(4)    The words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively;

(5)    All references to articles and sections are to articles and sections in the Plan;

(6)    All words used will be construed to be of such gender or number as the circumstances and context require;

(7)    The captions and headings of articles and sections have been inserted solely for convenience of reference and will not be considered a part of the Plan, nor will any of them affect the meaning or interpretation of the Plan;

(8)    Any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, will mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(9)    All accounting terms not specifically defined will be construed in accordance with GAAP.

15.15.    Language. If the Plan or any other document related to thereto is translated into a language other than English, and if the translated version is different from the English version, the English language version will take precedence. By acceptance of the Award, the Grantee confirms having read and understood the documents relating to the Plan including, without limitation, the Plan, the Award Agreement and the RSU Terms attached to the Award Agreement, which were provided in English, and waives any requirement for the Company or its Subsidiaries to provide these documents in any other language.

[FORM AGREEMENT FOR ARGENTINIAN TAXPAYERS]

EMPLOYEE RSU AWARD AGREEMENT

NU HOLDINGS LTD. 2020 OMNIBUS INCENTIVE PLAN

Nu Holdings Ltd. (the “Company”) grants to the Participant named below (“you”) the number of restricted stock units (“RSUs”) set forth below (the “Award”).

Plan:	Nu Holdings Ltd. 2020 Omnibus Incentive Plan

Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement.

Participant:	[Name]

Participant Tax ID/CFP:	[########]

Participant Contact Information:	[ADDRESS] [ADDRESS] [EMAIL]

Grant Date:	[Date]

Number of RSUs Granted:	[####]

Definition of RSU:	Each RSU will entitle you to receive one Share at such future dates and subject to such terms as set forth in this Agreement. The RSUs granted under this Award will entitle you at no time to receive Shares of any entity other than the Company.

Earning and Payment Schedule:1

[PERFORMANCE CYCLE AWARDS: The RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter following the Grant Date.]

[SIGN-ON AWARDS: 1/4th of the total number of RSUs will become earned and payable on [DATE OF CLIFF VESTING]. The remaining RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter thereafter.]2

For the avoidance of doubt, if the first day of a calendar quarter falls on a weekend or a bank holiday (as determined by the Company in its sole discretion), any RSUs that would otherwise become earned and payable for such calendar quarter will become earned and payable on the next following business day.

Separation from Service:	If you have a Separation from Service, any RSUs that have not become earned prior to your Separation from Service will be immediately cancelled and forfeited in their entirety, and you will not be entitled to any payment with respect to such RSUs.

Governing Law and Dispute Resolution:	The RSU will be subject to the laws of the Cayman Islands. Any dispute arising out of or in connection with the RSU will be finally settled by arbitration, administered by the Center for Arbitration and Mediation of the Câmara de Comércio Brasil-Canadá. The seat of arbitration will be São Paulo, State of São Paulo, Brazil. The Arbitral Tribunal will consist of one arbitrator. Further details are set forth in the RSU Terms.

By signing below, you agree that the Award is granted under and governed by the terms of the Plan and this RSU Award Agreement (including the attached RSU Terms) (“Agreement”), as of the Grant Date.

PARTICIPANT	NU HOLDINGS LTD.

Sign Name:	Sign Name:

Print Name:	Print Name:

Title:

1	The Company could also provide that the RSUs become payable only upon certain events, such as if the employee is continuously employed through a Change in Control or IPO or following termination of employment if the employee is a good leaver.
2	Sample language provides for quarterly vesting over a 3-year period. Other vesting schedules are also permissible.

RSU TERMS

1.	Grant of RSUs.

(a)    The Award is subject to the terms of the Plan. A copy of the Plan is attached to this Agreement as Exhibit A, and the terms of the Plan are incorporated into and form a part of this Agreement.

(b)    You must accept the terms of this Agreement by returning a signed copy to the Company within 60 days after the Agreement is presented to you for review. The Company or its delegate may unilaterally cancel and forfeit the Award in its entirety if you do not accept the terms of this Agreement.

2.	Restrictions.

(a)    You will have no rights or privileges of a Shareholder as to the RSUs before settlement under Section 5 below (“Settlement”), including no right to vote or receive dividends or other distributions; in addition, the following provisions will apply:

(i)    you will not be entitled to delivery of any Share certificates for the RSUs until Settlement (if at all), and upon the satisfaction of all other terms;

(ii)    for the avoidance of doubt, RSUs are not transferrable; you cannot and you may not sell, transfer (other than by will or the laws of descent and distribution), assign, pledge, or otherwise encumber or dispose of the RSUs before Settlement; and

(iii)    you will forfeit all of the RSUs and all of your rights under the RSUs will terminate in their entirety on the terms set forth in Section 4 below.

(b)    No certificates will be issued by the Company to you with respect to the RSUs.

(c)    Any attempt to dispose of RSUs or any interest in the RSUs in a manner contrary to the restrictions set forth in this Agreement will be void and of no effect.

3.    Restricted Period and Payment. The “Restricted Period” is the period beginning on the Grant Date and ending on the date the RSUs, or such applicable portion of the RSUs, are deemed earned and payable under the terms set forth in table at the beginning of this Agreement.

4.    Forfeiture. If, during the Restricted Period, (i) you incur a Separation from Service or (ii) you materially breach this Agreement or (iii) you fail to meet any tax or other payment obligation under your responsibility (when applicable), as described in Section 7, all of your rights to the RSUs that have not previously been paid will terminate immediately and be forfeited in their entirety.

5.    Settlement of RSUs. Delivery of Shares or other amounts under this Agreement will be subject to the following:

(a)    The Company will deliver to you one Share for each RSU that has become earned and payable and not otherwise been forfeited within 30 days after the end of the applicable Restricted Period.

(b)    Any issuance of Shares under the Award may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

(c)    If a certificate for Shares is delivered to you under the Award, the certificate may bear the following or a similar legend as determined by the Company:

AT THE DISCRETION OF THE COMPANY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

If the Shares are not certificated, the language above may be inserted on the pages of the register of members of the Company in which the Shares are registered. In addition, any certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange on which the Shares are then listed and any applicable federal or state securities law of any jurisdiction, and the Company may cause legends to be placed on any certificates to make appropriate reference to these restrictions.

In this respect, please be aware that this Agreement has not been and will not be registered with the Comisión Nacional de Valores of Argentina (“CNV”), and neither the Company nor any Affiliate nor the RSUs are registered with the CNV. Consequently, no public offering related to this Agreement or the RSUs is authorized in Argentina under the Argentine Capital Markets Law. No. 26,831, as amended by Decree No. 1023/2013 and relating rules issued by the CNV.

6.	Obligation to Sell and Transfer Restrictions.

(a)    If you propose to transfer the Shares after they are delivered to you pursuant to Section 5, you must promptly give the Company written notice of your intention to make the transfer (the “Transfer Notice”). The Transfer Notice must include (i) a description of the Shares to be transferred (“Offered Shares”), (ii) the names and addresses of the prospective transferees, (iii) the consideration and (iv) the material terms and conditions on which the proposed transfer is to be made. The Transfer Notice will certify that you have received a firm offer from the prospective transferees and in good faith believe a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice must also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. For the purpose of this Agreement, a “Transfer” will mean any direct or indirect transfer of the Shares to a third party as a consequence of any transaction, including, without limitation, an exchange of assets, a corporate reorganization or any other mechanism.

(b)    The Company will have an option for a period of 20 days from delivery of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying you in writing before expiration of such 20-day period as to the number of such shares that it wishes to purchase. If the Company gives you notice that it desires to purchase such shares, then payment for the Offered Shares will be by check or wire transfer, against delivery of an executed instrument of transfer at a place agreed on between the parties and at the time of the scheduled closing therefor, which will be no later than 30 days after delivery to the Company of the Transfer Notice.

(c)    For a period of 30 days following your Separation from Service, the Company will have the right, but not the obligation, to repurchase all or a portion of the Shares that you retain following your Separation from Service (determined in accordance with the Award) at their then-current Fair Market Value. The Company may freely assign the Company’s right to buy such Shares, in whole or in part.

(d)    Subject to the Company’s right to repurchase the Shares pursuant to Section 6(c), you will be entitled to exercise the right to sell Shares alongside a holder of the majority of the Ordinary Shares issued and outstanding as of the date of adoption of the Plan (a “Majority Shareholder”), to a third party interested in acquiring control of the Company in a transaction that constitutes a liquidation event as defined in the Company’s Memorandum and Articles of Association (a “Tag-Along Right”).

You must communicate your intention to exercise your Tag Along Right to the Company and the Majority Shareholder within 10 days of receiving notice of an offer submitted by a third party interested in acquiring control of the Company. If you exercise your Tag Along Right, the offer to acquire all or part of the shares of the Majority Shareholder will be extended in the same proportion to your Shares, at the same price per share and the same conditions of the offer submitted by the third party. If the third party only agrees to purchase the originally intended amount of shares subject to the proposed acquisition of control, the Majority Shareholder and all other Participants exercising a tag along right with respect to Shares granted under the Plan, including you, may sell to the third party an amount of Shares calculated pro-rata based on the percentage of the total share capital of the Company held by each Majority Shareholder, other Participants and you.

(e)    If the Majority Shareholder and all the preferred shareholders receive a good-faith binding offer with respect to a Transfer of all of their respective shares in the Company to a third party, which the Majority Shareholder and all the preferred shareholders are willing to accept and such offer is approved in accordance with the Company’s Memorandum and Articles of Association, then the Majority Shareholder will have the right to require that you, and you will be obliged to, sell all of your Shares to the third party on the same terms and conditions offered to the Majority Shareholder (a “Drag-Along Offer”). The Majority Shareholder will provide you, each investor and the Company with written notice (the “Drag-Along Notice”) not more than 60 days nor less than 10 days prior to the proposed closing date of the Drag-Along Offer. The Drag-Along Notice will be accompanied with the same information and documents as the Transfer Notice. For the avoidance of doubt, you acknowledge that the right of first refusal provided under Section 6(a), on one hand, and the Tag-Along Right, on the other hand, will not apply in the case of the exercise of the drag-along rights under this Section 6(e) by the Majority Shareholder or preferred shareholders.

7.	Withholding.

(a) Regardless of any action the Company may take that is related to any or all corporate and personal income tax, payroll tax, social security tax, social wages or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items under the Award and (ii) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items.

(b)    You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding provisions of Section 15.3 of the Plan (or any successor provision thereto). In the event of the Shares being retained so the Company or the applicable Affiliate may fulfill Tax-Related Items obligations on your behalf, the Company may, at its sole discretion, allow you to buy Shares of the Company for the same price based on which they are granted at the vesting of the RSUs.

You acknowledge that the foregoing is not, and is not intended to purport tax advice and that you may be subject to additional tax obligations all of which are your responsibility. You should consult your own tax advisor regarding the particular tax consequences of entering into the Agreement and the Award under this Agreement and exercising any rights related hereto.

8.    Adjustment. Upon any event described in Section 13 of the Plan (or any successor provision) occurring after the Grant Date, the adjustment provisions of that section will apply to the Award.

9.    Bound by Plan and Company Decisions. By accepting the Award, you acknowledge that you have received a copy of the Plan, have had an opportunity to review the Plan, and agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Company and its delegate. The Company and its delegate has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Company or its delegate and any decision made by the Company or its delegate related to the Agreement or the Plan will be final and binding on all persons.

10.    Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Award.

11.    Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Company or its delegate may impose conditions, restrictions, and limitations on the issuance of Shares under the Award unless and until the Company or its delegate determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any stock exchange on which the Shares are listed, (c) all Company policies and administrative rules and (d) all applicable laws.

12.	Miscellaneous.

(a)    Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing from time to time.

(b)    Waiver. The waiver by any party to this Agreement of a breach of any provision of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)    Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company related to the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded.

(d)    Binding Effect and Successors. The obligations and rights of the Company under this Agreement will be binding on and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale or other reorganization of the Company, or on any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding on and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs and successors.

(e)    Governing Law, Arbitration. This Agreement will be construed and interpreted in accordance with the internal laws of the Cayman Islands without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Cayman Islands. For purposes of resolving any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Agreement, the parties hereto submit to a final and binding arbitration process, under the terms established in Law no. 9,307/1996, instead of through any court. You and the Company agree that, to the maximum extent under applicable law, an arbitral award, once issued, is final, not subject to appeal, and binding on all parties involved in the arbitration (“Arbitration Parties”) who automatically commit into observing the arbitral award. The dispute or claim brought to an arbitration under the terms of this Section 12(e), will be submitted to the Câmara de Comércio Brasil-Canadá (“Arbitral Institution”), as per its Arbitration Rules in force at the time of the commencement of the arbitration except as they may be modified herein or by mutual agreement of you and the Company. The arbitration will be held at the city of São Paulo, State of São Paulo, Brazil, where the arbitral award will be deemed rendered. The Arbitrator may designate other locations where specific acts may be held to assist the conducting of the arbitration. The arbitration will be conducted in Portuguese and the rules and principles of Laws of the Brazilian Federative Republic will be applied. The Arbitrator will not act as amiable compositeurs or decide the merits of the dispute ex aequo et bono. The Arbitrator will allocate the payment of the Expenses involved on the arbitration among the Arbitration Parties, observing the criteria of burden of defeat, reasonability and proportionality. For the purposes of this Section 12(e), “Expenses” are: (i) fees and other amounts owed, paid or reimbursed to the Arbitrator; (ii) the fees and other amounts owed, paid or reimbursed to the experts, translators, interpreters and other assistants that are eventually designated by the Arbitrator; and (iii) the loss of suit expenses established by the Arbitrator. The Arbitrator will not sentence any of the Arbitration Parties to pay or reimburse (i) contractual fees or any other amount owed, paid or reimbursed by the contrary party to its’ attorneys, technical assistants, translators, interpreters and other assistants; and (ii) any other amount owed, paid or reimbursed by the adverse party in connection with the arbitration, such as expenses with copies, authentications, notarizations, travels and others. The arbitration will be conducted by a sole arbitrator (“Arbitrator”). The Arbitration Parties will, by agreement, nominate the Arbitrator. If the Arbitration Parties fail to nominate the Arbitrator within 15 days from the date when the claimant’s request for arbitration has been received by respondent, the Arbitrator will be appointed by the Arbitral Institution. The choice of the Arbitrator is not limited to the Arbitral Institution’s list of arbitrators. Any and all controversies related to the nomination of the Arbitrator by the parties will be settled by the Arbitral Institution Injunctive relief. Either one of the Arbitration Parties has the right to seek injunctive relief to the competent judicial court for protecting the rights to be discussed before the confirmation of the Arbitrator’s appointment, without this being considered as a waiver of the arbitration. Any requests or injunctions granted by the judicial authority must be immediately notified to the Arbitral Institution, which will inform the Arbitrator. The Arbitrator may review, provide, keep or revoke an injunction. After the commencement of the proceeding, all urgent requests and injunctions must be submitted to the Arbitrator. For (i) the request of injunctive reliefs before the confirmation of the Arbitrator’s appointment; (ii) the enforcement of a decision rendered by the Arbitrator; or (iii) other matters permitted under applicable law, the parties hereby elect the competent court of the City of São Paulo, State of São Paulo. Nothing in this Section 12(e) will preclude the ability of either party to seek enforcement of the Arbitral Award in any jurisdiction or court, in Brazil or abroad, and consent to the exclusive jurisdiction of the competent court of the City of São Paulo, State of São Paulo.

(f)    Headings. The headings in this Agreement are for convenience of reference only and will not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(g)    Amendment. This Agreement may be amended at any time by the Company, except that no amendment may, without your consent, materially impair your rights under the Award.

(h)    Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of the Agreement, and each other provision will be severable and enforceable to the extent permitted by law.

(i)    No Rights to Service. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws and other similar governing documents and applicable law.

(j)    Further Assurances. You must, upon request of the Company or its delegate, do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company or the Committee to implement the provisions and purposes of this Agreement.

(k)    Clawback. All awards, amounts or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

(l)    Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

[FORM AGREEMENT FOR BRAZILIAN TAXPAYERS]

EMPLOYEE RSU AWARD AGREEMENT

NU HOLDINGS LTD. 2020 OMNIBUS INCENTIVE PLAN

Nu Holdings Ltd. (the “Company grants to the Participant named below (“you”) the number of restricted stock units (“RSUs”) set forth below (the “Award”).

Plan:	Nu Holdings Ltd. 2020 Omnibus Incentive Plan

Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement.

Participant:	[Name]

Participant Tax ID/CFP:	[########]

Participant Contact Information:	[ADDRESS] [ADDRESS] [EMAIL]

Grant Date:	[Date]

Number of RSUs Granted:	[####]

Definition of RSU:	Each RSU will entitle you to receive one Share at such future dates and subject to such terms as set forth in this Agreement.

Earning and Payment Schedule:1

[PERFORMANCE CYCLE AWARDS: The RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter following the Grant Date.]

[SIGN-ON AWARDS: 1/4th of the total number of RSUs will become earned and payable on [DATE OF CLIFF VESTING]. The remaining RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter thereafter.]2

For the avoidance of doubt, if the first day of a calendar quarter falls on a weekend or a bank holiday (as determined by the Company in its sole discretion), any RSUs that would otherwise become earned and payable for such calendar quarter will become earned and payable on the next following business day.

Separation from Service:	If you have a Separation from Service, any RSUs that have not become earned prior to your Separation from Service will be immediately cancelled and forfeited in their entirety, and you will not be entitled to any payment with respect to such RSUs.

Governing Law and Dispute Resolution:	The RSU will be subject to the laws of the Cayman Islands. Any dispute arising out of or in connection with the RSU will be finally settled by arbitration, administered by the Center for Arbitration and Mediation of the Câmara de Comércio Brasil-Canadá. The seat of arbitration will be São Paulo, State of São Paulo, Brazil. The Arbitral Tribunal will consist of one arbitrator. Further details are set forth in the RSU Terms.

By signing below, you agree that the Award is granted under and governed by the terms of the Plan and this RSU Award Agreement (including the attached RSU Terms) (“Agreement”), as of the Grant Date.

PARTICIPANT	NU HOLDINGS LTD.

Sign Name:	Sign Name:

Print Name:	Print Name:

Title:

1	The Company could also provide that the RSUs become payable only upon certain events, such as if the employee is continuously employed through a Change in Control or IPO or following termination of employment if the employee is a good leaver.
2	Sample language provides for quarterly vesting over a 3-year period. Other vesting schedules are also permissible.

RSU TERMS

1.	Grant of RSUs.

(a)    The Award is subject to the terms of the Plan. A copy of the Plan is attached to this Agreement as Exhibit A, and the terms of the Plan are incorporated into and form a part of this Agreement.

(b)    You must accept the terms of this Agreement by returning a signed copy to the Company within 60 days after the Agreement is presented to you for review. The Company or their delegate may unilaterally cancel and forfeit the Award in its entirety if you do not accept the terms of this Agreement.

2.	Restrictions.

(a)    You will have no rights or privileges of a Shareholder as to the RSUs before settlement under Section 5 below (“Settlement”), including no right to vote or receive dividends or other distributions; in addition, the following provisions will apply:

(i)    you will not be entitled to delivery of any Share certificates for the RSUs until Settlement (if at all), and upon the satisfaction of all other terms;

(ii)    for the avoidance of doubt, RSUs are not transferrable; you cannot and you may not sell, transfer (other than by will or the laws of descent and distribution), assign, pledge, or otherwise encumber or dispose of the RSUs before Settlement; and

(iii)    you will forfeit all of the RSUs and all of your rights under the RSUs will terminate in their entirety on the terms set forth in Section 4 below.

(b)    No certificates will be issued by the Company to you with respect to the RSUs.

(c)    Any attempt to dispose of RSUs or any interest in the RSUs in a manner contrary to the restrictions set forth in this Agreement will be void and of no effect.

3.    Restricted Period and Payment. The “Restricted Period” is the period beginning on the Grant Date and ending on the date the RSUs, or such applicable portion of the RSUs, are deemed earned and payable under the terms set forth in table at the beginning of this Agreement.

4.    Forfeiture. If, during the Restricted Period, (i) you incur a Separation from Service or (ii) you materially breach this Agreement or (iii) you fail to meet any tax obligation under your responsibility (when applicable), as described in Section 7, all of your rights to the RSUs that have not previously been paid will terminate immediately and be forfeited in their entirety.

5.    Settlement of RSUs. Delivery of Shares or other amounts under this Agreement will be subject to the following:

(a)    You will receive one Share of the Company for each RSU that has become earned and payable and not otherwise been forfeited within 30 days after the end of the applicable Restricted Period.

(b)    Any issuance of Shares under the Award may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

(c)    If a certificate for Shares is delivered to you under the Award, the certificate may bear the following or a similar legend as determined by the Company:

AT THE DISCRETION OF THE COMPANY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

If the Shares are not certificated, the language above may be inserted on the pages of the register of members of the Company in which the Shares are registered. In addition, any certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange on which the Shares are then listed and any applicable federal or state securities law, and the Company may cause legends to be placed on any certificates to make appropriate reference to these restrictions.

6.	Obligation to Sell and Transfer Restrictions.

(a)    If you propose to transfer the Shares after they are delivered to you pursuant to Section 5, you must promptly give the Company written notice of your intention to make the transfer (the “Transfer Notice”). The Transfer Notice must include (i) a description of the Shares to be transferred (“Offered Shares”), (ii) the names and addresses of the prospective transferees, (iii) the consideration and (iv) the material terms and conditions on which the proposed transfer is to be made. The Transfer Notice will certify that you have received a firm offer from the prospective transferees and in good faith believe a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice must also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. For the purpose of this Agreement, a “Transfer” will mean any direct or indirect transfer of the Shares to a third party as a consequence of any transaction, including, without limitation, an exchange of assets, a corporate reorganization or any other mechanism.

(b)    The Company will have an option for a period of 20 days from delivery of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying you in writing before expiration of such 20-day period as to the number of such shares that it wishes to purchase. If the Company gives you notice that it desires to purchase such shares, then payment for the Offered Shares will be by check or wire transfer, against delivery of an executed instrument of transfer at a place agreed on between the parties and at the time of the scheduled closing therefor, which will be no later than 30 days after delivery to the Company of the Transfer Notice.

(c)    For a period of 30 days following your Separation from Service, the Company will have the right, but not the obligation, to repurchase all or a portion of the Shares that you retain following your Separation from Service (determined in accordance with the Award) at their then-current Fair Market Value. The Company may freely assign the Company’s right to buy such Shares, in whole or in part.

(d)    Subject to the Company’s right to repurchase the Shares pursuant to Section 6(c), you will be entitled to exercise the right to sell Shares alongside a holder of the majority of the Ordinary Shares issued and outstanding as of the date of adoption of the Plan (a “Majority Shareholder”), to a third party interested in acquiring control of the Company in a transaction that constitutes a liquidation event as defined in the Company’s Memorandum and Articles of Association (a “Tag-Along Right”).

You must communicate your intention to exercise your Tag Along Right to the Company and the Majority Shareholder within 10 days of receiving notice of an offer submitted by a third party interested in acquiring control of the Company. If you exercise your Tag Along Right, the offer to acquire all or part of the shares of the Majority Shareholder will be extended in the same proportion to your Shares, at the same price per share and the same conditions of the offer submitted by the third party. If the third party only agrees to purchase the originally intended amount of shares subject to the proposed acquisition of control, the Majority Shareholder and all other Participants exercising a tag along right with respect to Shares granted under the Plan, including you, may sell to the third party an amount of Shares calculated pro-rata based on the percentage of the total share capital of the Company held by each Majority Shareholder, other Participants and you.

(e)    If the Majority Shareholder and all the preferred shareholders receive a good-faith binding offer with respect to a Transfer of all of their respective shares in the Company to a third party, which the Majority Shareholder and all the preferred shareholders are willing to accept and such offer is approved in accordance with the Company’s Memorandum and Articles of Association, then the Majority Shareholder will have the right to require that you, and you will be obliged to, sell all of your Shares to the third party on the same terms and conditions offered to the Majority Shareholder (a “Drag-Along Offer”). The Majority Shareholder will provide you, each investor and the Company with written notice (the “Drag-Along Notice”) not more than 60 days nor less than 10 days prior to the proposed closing date of the Drag-Along Offer. The Drag-Along Notice will be accompanied with the same information and documents as the Transfer Notice. For the avoidance of doubt, you acknowledge that the right of first refusal provided under Section 6(a), on one hand, and the Tag-Along Right, on the other hand, will not apply in the case of the exercise of the drag-along rights under this Section 6(e) by the Majority Shareholder or preferred shareholders.

7.	Withholding.

(a)    Regardless of any action the Company may take that is related to any or all corporate and personal income tax, payroll tax, social security tax, social wages or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items under the Award and (ii) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items.

(b)    In spite of the above, the Company will have the option, but not the obligation, to the extent permitted by applicable law, to pay on your behalf any of the Tax-Related Items in connection with the Award, the case in which you hereby authorize the Company to withhold and retain a certain number of RSUs, which will be equivalent in value to the corresponding cash needed by the Company to meet the tax obligations performed on your behalf. The value ascribed to the share retained will be similar to the value used to calculate the Tax-Related Items. Any fractions of RSUs withheld and retained by the Company in excess to the exact amounts it used to pay on your behalf any of the Tax-Related Items in connection with the Award (e.g.: in light of rounding), will be returned to you in cash or in cash-equivalent additional fractions of RSUs upon the following grant under the Plan. In the event of the Shares being retained so the Company may fulfill Tax-Related Items obligations on your behalf, the Company may, at their sole discretion, allow you to buy Shares of the Company for the same price based on which they are granted at the vesting of the RSUs.

(c)    Alternatively and at the discretion of the Company, you may be requested to submit, in cash, the amount corresponding to the Tax-Related Items due in connection with the Award, to the Company so they may pay the Tax-Related Items on your behalf. If that is the case, you will receive the full amount of the RSUs in Shares. Any amount submitted in excess to the Company in excess for the payment of taxes on your behalf shall be returned to you in cash in the same month.

You acknowledge that the foregoing is not, and is not intended to purport tax advice and that you may be subject to additional tax obligations all of which are your responsibility. You should consult your own tax advisor regarding the particular tax consequences of entering into the Agreement and the Award under this Agreement and exercising any rights related hereto.

8.    Adjustment. Upon any event described in Section 13 of the Plan (or any successor provision) occurring after the Grant Date, the adjustment provisions of that section will apply to the Award.

9.    Bound by Plan and Company Decisions. By accepting the Award, you acknowledge that you have received a copy of the Plan, have had an opportunity to review the Plan, and agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Company and its delegate. The Company and its delegate has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Company or its delegate and any decision made by the Company or its delegate related to the Agreement or the Plan will be final and binding on all persons.

10.    Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Award.

11.    Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Company or its delegate may impose conditions, restrictions, and limitations on the issuance of Shares under the Award unless and until the Company or its delegate determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any stock exchange on which the Shares are listed, (c) all Company policies and administrative rules and (d) all applicable laws.

12.	Miscellaneous.

(a)    Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing from time to time.

(b)    Waiver. The waiver by any party to this Agreement of a breach of any provision of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)    Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company related to the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded.

(d)    Binding Effect and Successors. The obligations and rights of the Company under this Agreement will be binding on and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale or other reorganization of the Company, or on any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding on and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs and successors.

(e)    Governing Law, Arbitration. This Agreement will be construed and interpreted in accordance with the internal laws of the Cayman Islands without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Cayman Islands. For purposes of resolving any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Agreement, the parties hereto submit to a final and binding arbitration process, under the terms established in Law no. 9,307/1996, instead of through any court. You and the Company agree that, to the maximum extent under applicable law, an arbitral award, once issued, is final, not subject to appeal, and binding on all parties involved in the arbitration (“Arbitration Parties”) who automatically commit into observing the arbitral award. The dispute or claim brought to an arbitration under the terms of this Section 12(e), will be submitted to the Câmara de Comércio Brasil-Canadá (“Arbitral Institution”), as per its Arbitration Rules in force at the time of the commencement of the arbitration except as they may be modified herein or by mutual agreement of you and the Company. The arbitration will be held at the city of São Paulo, State of São Paulo, Brazil, where the arbitral award will be deemed rendered. The Arbitrator may designate other locations where specific acts may be held to assist the conducting of the arbitration. The arbitration will be conducted in Portuguese and the rules and principles of Laws of the Brazilian Federative Republic will be applied. The Arbitrator will not act as amiable compositeurs or decide the merits of the dispute ex aequo et bono. The Arbitrator will allocate the payment of the Expenses involved on the arbitration among the Arbitration Parties, observing the criteria of burden of defeat, reasonability and proportionality. For the purposes of this Section 12(e), “Expenses” are: (i) fees and other amounts owed, paid or reimbursed to the Arbitrator; (ii) the fees and other amounts owed, paid or reimbursed to the experts, translators, interpreters and other assistants that are eventually designated by the Arbitrator; and (iii) the loss of suit expenses established by the Arbitrator. The Arbitrator will not sentence any of the Arbitration Parties to pay or reimburse (i) contractual fees or any other amount owed, paid or reimbursed by the contrary party to its’ attorneys, technical assistants, translators, interpreters and other assistants; and (ii) any other amount owed, paid or reimbursed by the adverse party in connection with the arbitration, such as expenses with copies, authentications, notarizations, travels and others. The arbitration will be conducted by a sole arbitrator (“Arbitrator”). The Arbitration Parties will, by agreement, nominate the Arbitrator. If the Arbitration Parties fail to nominate the Arbitrator within 15 days from the date when the claimant’s request for arbitration has been received by respondent, the Arbitrator will be appointed by the Arbitral Institution. The choice of the Arbitrator is not limited to the Arbitral Institution’s list of arbitrators. Any and all controversies related to the nomination of the Arbitrator by the parties will be settled by the Arbitral Institution Injunctive relief. Either one of the Arbitration Parties has the right to seek injunctive relief to the competent judicial court for protecting the rights to be discussed before the confirmation of the Arbitrator’s appointment, without this being considered as a waiver of the arbitration. Any requests or injunctions granted by the judicial authority must be immediately notified to the Arbitral Institution, which will inform the Arbitrator. The Arbitrator may review, provide, keep or revoke an injunction. After the commencement of the proceeding, all urgent requests and injunctions must be submitted to the Arbitrator. For (i) the request of injunctive reliefs before the confirmation of the Arbitrator’s appointment; (ii) the enforcement of a decision rendered by the Arbitrator; or (iii) other matters permitted under applicable law, the parties hereby elect the competent court of the City of São Paulo, State of São Paulo. Nothing in this Section 12(e) will preclude the ability of either party to seek enforcement of the Arbitral Award in any jurisdiction or court, in Brazil or abroad, and consent to the exclusive jurisdiction of the competent court of the City of São Paulo, State of São Paulo.

(f)    Headings. The headings in this Agreement are for convenience of reference only and will not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(g)    Amendment. This Agreement may be amended at any time by the Company, except that no amendment may, without your consent, materially impair your rights under the Award.

(h)    Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of the Agreement, and each other provision will be severable and enforceable to the extent permitted by law.

(i)    No Rights to Service. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws and other similar governing documents and applicable law.

(j)    Further Assurances. You must, upon request of the Company or their delegate, do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company, the Affiliates or the Committee to implement the provisions and purposes of this Agreement.

(k)    Clawback. All awards, amounts or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

(l)    Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

[FORM AGREEMENT FOR COLOMBIAN TAXPAYERS]

EMPLOYEE RSU AWARD AGREEMENT

NU HOLDINGS LTD. 2020 OMNIBUS INCENTIVE PLAN

Nu Holdings Ltd. (the “Company”) grants to the Participant named below (“you”) the number of restricted stock units (“RSUs”) set forth below (the “Award”).

Plan:	Nu Holdings Ltd. 2020 Omnibus Incentive Plan

Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement.

Participant:	[Name]

Participant Tax ID/CFP:	[########]

Participant Contact Information:	[ADDRESS] [ADDRESS] [EMAIL]

Grant Date:	[Date]

Number of RSUs Granted:	[####]

Definition of RSU:	Each RSU will entitle you to receive one Share at such future dates and subject to such terms as set forth in this Agreement. The RSUs granted under this Award will entitle you at no time to receive Shares of any entity other than the Company.

Earning and Payment Schedule:1

[PERFORMANCE CYCLE AWARDS: The RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter following the Grant Date.]

[SIGN-ON AWARDS: 1/4th of the total number of RSUs will become earned and payable on [DATE OF CLIFF VESTING]. The remaining RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter thereafter.]2

For the avoidance of doubt, if the first day of a calendar quarter falls on a weekend or a bank holiday (as determined by the Company in its sole discretion), any RSUs that would otherwise become earned and payable for such calendar quarter will become earned and payable on the next following business day.

Separation from Service:	If you have a Separation from Service, any RSUs that have not become earned prior to your Separation from Service will be immediately cancelled and forfeited in their entirety, and you will not be entitled to any payment with respect to such RSUs.

Nature of the RSU	The possibility to participate in the Nu Holdings Ltd. 2020 Omnibus Incentive Plan and the recognition of the RSU’s will constitute an extralegal benefit of non-salary nature for all legal purpose. Neither the amount of the RSU nor any economic benefit, payment or recognition made in virtue of this Agreement will be deemed as a payment of salary nature made to you by the Company or by Nu Colombia S.A., and, therefore, will not be included in the basis for any payment or benefit that you may be entitled to in your condition of employment by Nu Colombia S.A.

Governing Law and Dispute Resolution:	The RSU will be subject to the laws of the Cayman Islands. Any dispute arising out of or in connection with the RSU will be finally settled by arbitration, administered by the Center for Arbitration and Mediation of the Câmara de Comércio Brasil-Canadá. The seat of arbitration will be São Paulo, State of São Paulo, Brazil. The Arbitral Tribunal will consist of one arbitrator. Further details are set forth in the RSU Terms.

1	The Company could also provide that the RSUs become payable only upon certain events, such as if the employee is continuously employed through a Change in Control or IPO or following termination of employment if the employee is a good leaver.
2	Sample language provides for quarterly vesting over a 3-year period. Other vesting schedules are also permissible.

By signing below, you agree that the Award is granted under and governed by the terms of the Plan and this RSU Award Agreement (including the attached RSU Terms) (“Agreement”), as of the Grant Date.

PARTICIPANT	NU HOLDINGS LTD.

Sign Name:	Sign Name:

Print Name:	Print Name:

Title:

RSU TERMS

1.	Grant of RSUs.

(a)    The Award is subject to the terms of the Plan. A copy of the Plan is attached to this Agreement as Exhibit A, and the terms of the Plan are incorporated into and form a part of this Agreement.

(b)    You must accept the terms of this Agreement by returning a signed copy to the Company within 60 days after the Agreement is presented to you for review. The Company or its delegate may unilaterally cancel and forfeit the Award in its entirety if you do not accept the terms of this Agreement.

2.	Restrictions.

(a)    You will have no rights or privileges of a Shareholder as to the RSUs before settlement under Section 5 below (“Settlement”), including no right to vote or receive dividends or other distributions; in addition, the following provisions will apply:

(i)    you will not be entitled to delivery of any Share certificates for the RSUs until Settlement (if at all), and upon the satisfaction of all other terms;

(ii)    for the avoidance of doubt, RSUs are not transferrable; you cannot and you may not sell, transfer (other than by will or the laws of descent and distribution), assign, pledge, or otherwise encumber or dispose of the RSUs before Settlement; and

(iii)    you will forfeit all of the RSUs and all of your rights under the RSUs will terminate in their entirety on the terms set forth in Section 4 below.

(b)    No certificates will be issued by the Company to you with respect to the RSUs.

(c)    Any attempt to dispose of RSUs or any interest in the RSUs in a manner contrary to the restrictions set forth in this Agreement will be void and of no effect.

3.    Restricted Period and Payment. The “Restricted Period” is the period beginning on the Grant Date and ending on the date the RSUs, or such applicable portion of the RSUs, are deemed earned and payable under the terms set forth in table at the beginning of this Agreement.

4.    Forfeiture. If, during the Restricted Period, (i) you incur a Separation from Service or (ii) you materially breach this Agreement or (iii) you fail to meet any tax obligation under your responsibility (when applicable), as described in Section 7, all of your rights to the RSUs that have not previously been paid will terminate immediately and be forfeited in their entirety.

5.    Settlement of RSUs. Delivery of Shares or other amounts under this Agreement will be subject to the following:

(a) The Company will deliver to you one Share for each RSU that has become earned and payable and not otherwise been forfeited within 30 days after the end of the applicable Restricted Period.

(b)    Any issuance of Shares under the Award may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

(c)    If a certificate for Shares is delivered to you under the Award, the certificate may bear the following or a similar legend as determined by the Company:

AT THE DISCRETION OF THE COMPANY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

If the Shares are not certificated, the language above may be inserted on the pages of the register of members of the Company in which the Shares are registered. In addition, any certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange on which the Shares are then listed and any applicable federal or state securities law, and the Company may cause legends to be placed on any certificates to make appropriate reference to these restrictions.

6.	Obligation to Sell and Transfer Restrictions.

(a)    If you propose to transfer the Shares after they are delivered to you pursuant to Section 5, you must promptly give the Company written notice of your intention to make the transfer (the “Transfer Notice”). The Transfer Notice must include (i) a description of the Shares to be transferred (“Offered Shares”), (ii) the names and addresses of the prospective transferees, (iii) the consideration and (iv) the material terms and conditions on which the proposed transfer is to be made. The Transfer Notice will certify that you have received a firm offer from the prospective transferees and in good faith believe a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice must also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. For the purpose of this Agreement, a “Transfer” will mean any direct or indirect transfer of the Shares to a third party as a consequence of any transaction, including, without limitation, an exchange of assets, a corporate reorganization or any other mechanism.

(b)    The Company will have an option for a period of 20 days from delivery of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying you in writing before expiration of such 20-day period as to the number of such shares that it wishes to purchase. If the Company gives you notice that it desires to purchase such shares, then payment for the Offered Shares will be by check or wire transfer, against delivery of an executed instrument of transfer at a place agreed on between the parties and at the time of the scheduled closing therefor, which will be no later than 30 days after delivery to the Company of the Transfer Notice.

(c)    For a period of 30 days following your Separation from Service, the Company will have the right, but not the obligation, to repurchase all or a portion of the Shares that you retain following your Separation from Service (determined in accordance with the Award) at their then-current Fair Market Value. The Company may freely assign the Company’s right to buy such Shares, in whole or in part.

(d)    Subject to the Company’s right to repurchase the Shares pursuant to Section 6(c), you will be entitled to exercise the right to sell Shares alongside a holder of the majority of the Ordinary Shares issued and outstanding as of the date of adoption of the Plan (a “Majority Shareholder”), to a third party interested in acquiring control of the Company in a transaction that constitutes a liquidation event as defined in the Company’s Memorandum and Articles of Association (a “Tag-Along Right”).

You must communicate your intention to exercise your Tag Along Right to the Company and the Majority Shareholder within 10 days of receiving notice of an offer submitted by a third party interested in acquiring control of the Company. If you exercise your Tag Along Right, the offer to acquire all or part of the shares of the Majority Shareholder will be extended in the same proportion to your Shares, at the same price per share and the same conditions of the offer submitted by the third party. If the third party only agrees to purchase the originally intended amount of shares subject to the proposed acquisition of control, the Majority Shareholder and all other Participants exercising a tag along right with respect to Shares granted under the Plan, including you, may sell to the third party an amount of Shares calculated pro-rata based on the percentage of the total share capital of the Company held by each Majority Shareholder, other Participants and you.

(e)    If the Majority Shareholder and all the preferred shareholders receive a good-faith binding offer with respect to a Transfer of all of their respective shares in the Company to a third party, which the Majority Shareholder and all the preferred shareholders are willing to accept and such offer is approved in accordance with the Company’s Memorandum and Articles of Association, then the Majority Shareholder will have the right to require that you, and you will be obliged to, sell all of your Shares to the third party on the same terms and conditions offered to the Majority Shareholder (a “Drag-Along Offer”). The Majority Shareholder will provide you, each investor and the Company with written notice (the “Drag-Along Notice”) not more than 60 days nor less than 10 days prior to the proposed closing date of the Drag-Along Offer. The Drag-Along Notice will be accompanied with the same information and documents as the Transfer Notice. For the avoidance of doubt, you acknowledge that the right of first refusal provided under Section 6(a), on one hand, and the Tag-Along Right, on the other hand, will not apply in the case of the exercise of the drag-along rights under this Section 6(e) by the Majority Shareholder or preferred shareholders.

7.	Withholding.

(a)    Regardless of any action the Company may take that is related to any or all corporate and personal income tax, payroll tax, social security tax, social wages or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. Additionally, you will be responsible for the contribution to the social security systems as an investor according to the Colombian social security applicable regulations. The Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items under the Award and (ii) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items.

(b)    You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding provisions of Section 15.3 of the Plan (or any successor provision thereto). In the event of the Shares being retained so the Company may fulfill Tax-Related Items obligations on your behalf, the Company may, at its sole discretion, allow you to buy Shares of the Company for the same price based on which they are granted at the vesting of the RSUs.

You acknowledge that the foregoing is not, and is not intended to purport tax advice and that you may be subject to additional tax obligations all of which are your responsibility. You should consult your own tax advisor regarding the particular tax consequences of entering into the Agreement and the Award under this Agreement and exercising any rights related hereto.

8.    Adjustment. Upon any event described in Section 13 of the Plan (or any successor provision) occurring after the Grant Date, the adjustment provisions of that section will apply to the Award.

9.    Bound by Plan and Company Decisions. By accepting the Award, you acknowledge that you have received a copy of the Plan, have had an opportunity to review the Plan, and agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Company and its delegate. The Company and its delegate has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Company or its delegate and any decision made by the Company or its delegate related to the Agreement or the Plan will be final and binding on all persons.

10.    Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Award.

11.    Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Company or its delegate may impose conditions, restrictions, and limitations on the issuance of Shares under the Award unless and until the Company or its delegate determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any stock exchange on which the Shares are listed, (c) all Company policies and administrative rules and (d) all applicable laws.

12.	Miscellaneous.

(a)    Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing from time to time.

(b)    Waiver. The waiver by any party to this Agreement of a breach of any provision of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)    Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company related to the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded.

(d)    Binding Effect and Successors. The obligations and rights of the Company under this Agreement will be binding on and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale or other reorganization of the Company, or on any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding on and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs and successors.

(e)    Governing Law, Arbitration. This Agreement will be construed and interpreted in accordance with the internal laws of the Cayman Islands without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Cayman Islands. For purposes of resolving any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Agreement, the parties hereto submit to a final and binding arbitration process, under the terms established in Law no. 9,307/1996, instead of through any court. You and the Company agree that, to the maximum extent under applicable law, an arbitral award, once issued, is final, not subject to appeal, and binding on all parties involved in the arbitration (“Arbitration Parties”) who automatically commit into observing the arbitral award. The dispute or claim brought to an arbitration under the terms of this Section 12(e), will be submitted to the Câmara de Comércio Brasil-Canadá (“Arbitral Institution”), as per its Arbitration Rules in force at the time of the commencement of the arbitration except as they may be modified herein or by mutual agreement of you and the Company. The arbitration will be held at the city of São Paulo, State of São Paulo, Brazil, where the arbitral award will be deemed rendered. The Arbitrator may designate other locations where specific acts may be held to assist the conducting of the arbitration. The arbitration will be conducted in Portuguese and the rules and principles of Laws of the Brazilian Federative Republic will be applied. The Arbitrator will not act as amiable compositeurs or decide the merits of the dispute ex aequo et bono. The Arbitrator will allocate the payment of the Expenses involved on the arbitration among the Arbitration Parties, observing the criteria of burden of defeat, reasonability and proportionality. For the purposes of this Section 12(e), “Expenses” are: (i) fees and other amounts owed, paid or reimbursed to the Arbitrator; (ii) the fees and other amounts owed, paid or reimbursed to the experts, translators, interpreters and other assistants that are eventually designated by the Arbitrator; and (iii) the loss of suit expenses established by the Arbitrator. The Arbitrator will not sentence any of the Arbitration Parties to pay or reimburse (i) contractual fees or any other amount owed, paid or reimbursed by the contrary party to its’ attorneys, technical assistants, translators, interpreters and other assistants; and (ii) any other amount owed, paid or reimbursed by the adverse party in connection with the arbitration, such as expenses with copies, authentications, notarizations, travels and others. The arbitration will be conducted by a sole arbitrator (“Arbitrator”). The Arbitration Parties will, by agreement, nominate the Arbitrator. If the Arbitration Parties fail to nominate the Arbitrator within 15 days from the date when the claimant’s request for arbitration has been received by respondent, the Arbitrator will be appointed by the Arbitral Institution. The choice of the Arbitrator is not limited to the Arbitral Institution’s list of arbitrators. Any and all controversies related to the nomination of the Arbitrator by the parties will be settled by the Arbitral Institution Injunctive relief. Either one of the Arbitration Parties has the right to seek injunctive relief to the competent judicial court for protecting the rights to be discussed before the confirmation of the Arbitrator’s appointment, without this being considered as a waiver of the arbitration. Any requests or injunctions granted by the judicial authority must be immediately notified to the Arbitral Institution, which will inform the Arbitrator. The Arbitrator may review, provide, keep or revoke an injunction. After the commencement of the proceeding, all urgent requests and injunctions must be submitted to the Arbitrator. For (i) the request of injunctive reliefs before the confirmation of the Arbitrator’s appointment; (ii) the enforcement of a decision rendered by the Arbitrator; or (iii) other matters permitted under applicable law, the parties hereby elect the competent court of the City of São Paulo, State of São Paulo. Nothing in this Section 12(e) will preclude the ability of either party to seek enforcement of the Arbitral Award in any jurisdiction or court, in Brazil or abroad, and consent to the exclusive jurisdiction of the competent court of the City of São Paulo, State of São Paulo.

(f)    Headings. The headings in this Agreement are for convenience of reference only and will not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(g)    Amendment. This Agreement may be amended at any time by the Company, except that no amendment may, without your consent, materially impair your rights under the Award.

(h)    Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of the Agreement, and each other provision will be severable and enforceable to the extent permitted by law.

(i)    No Rights to Service. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws and other similar governing documents and applicable law.

(j)    Further Assurances. You must, upon request of the Company or its delegate, do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company or the Committee to implement the provisions and purposes of this Agreement.

(k)    Clawback. All awards, amounts or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

(l)    Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

[FORM AGREEMENT FOR GERMAN TAXPAYERS]

EMPLOYEE RSU AWARD AGREEMENT

NU HOLDINGS LTD. 2020 OMNIBUS INCENTIVE PLAN

Nu Holdings Ltd. (the “Company”) grants to the Participant named below (“you”) the number of restricted stock units (“RSUs”) set forth below (the “Award”).

Plan:	Nu Holdings Ltd. 2020 Omnibus Incentive Plan

Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement.

Participant:	[Name]

Participant Tax ID/CFP:	[########]

Participant Contact Information:	[ADDRESS] [ADDRESS] [EMAIL]

Grant Date:	[Date]

Number of RSUs Granted:	[####]

Definition of RSU:	Each RSU will entitle you to receive one Share at such future dates and subject to such terms as set forth in this Agreement. The RSUs granted under this Award will entitle you at no time to receive Shares of any entity other than the Company.

Earning and Payment Schedule:1

[PERFORMANCE CYCLE AWARDS: The RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter following the Grant Date.]

[SIGN-ON AWARDS: 1/4th of the total number of RSUs will become earned and payable on [DATE OF CLIFF VESTING]. The remaining RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter thereafter.]2

For the avoidance of doubt, if the first day of a calendar quarter falls on a weekend or a bank holiday (as determined by the Company in its sole discretion), any RSUs that would otherwise become earned and payable for such calendar quarter will become earned and payable on the next following business day.

Separation from Service:

If you have a Separation from Service, any RSUs that have not become earned prior to your Separation from Service will be immediately cancelled and forfeited in their entirety, and you will not be entitled to any payment with respect to such RSUs.

Section 15.7 of the Plan will not apply for this Award. Rather, the effective termination date will be the relevant date for determining the Separation of Service unless you are irrevocably released from your obligation to work up until the effective termination date in which case the beginning of the release period will be the relevant date for determining the Separation of Service.

Governing Law and Dispute Resolution:	The RSU will be subject to the laws of the Cayman Islands. Any dispute arising out of or in connection with the RSU will be finally settled by arbitration, administered by the Center for Arbitration and Mediation of the Câmara de Comércio Brasil-Canadá. The seat of arbitration will be São Paulo, State of São Paulo, Brazil. The Arbitral Tribunal will consist of one arbitrator. Further details are set forth in the RSU Terms.

1	The Company could also provide that the RSUs become payable only upon certain events, such as if the employee is continuously employed through a Change in Control or IPO or following termination of employment if the employee is a good leaver.
2	Sample language provides for quarterly vesting over a 3-year period. Other vesting schedules are also permissible.

By signing below, you agree that the Award is granted under and governed by the terms of the Plan and this RSU Award Agreement (including the attached RSU Terms) (“Agreement”), as of the Grant Date.

PARTICIPANT	NU HOLDINGS LTD.

Sign Name:	Sign Name:

Print Name:	Print Name:

Title:

RSU TERMS

1.	Grant of RSUs.

(a)    The Award is subject to the terms of the Plan. A copy of the Plan is attached to this Agreement as Exhibit A, and the terms of the Plan are incorporated into and form a part of this Agreement.

(b)    You must accept the terms of this Agreement by returning a signed copy to the Company within 60 days after the Agreement is presented to you for review. The Company or its delegate may unilaterally cancel and forfeit the Award in its entirety if you do not accept the terms of this Agreement.

2.	Restrictions.

(a)    You will have no rights or privileges of a Shareholder as to the RSUs before settlement under Section 5 below (“Settlement”), including no right to vote or receive dividends or other distributions; in addition, the following provisions will apply:

(i)    you will not be entitled to delivery of any Share certificates for the RSUs until Settlement (if at all), and upon the satisfaction of all other terms;

(ii)    for the avoidance of doubt, RSUs are not transferrable; you cannot and you may not sell, transfer (other than by will or the laws of descent and distribution), assign, pledge, or otherwise encumber or dispose of the RSUs before Settlement; and

(iii)    you will forfeit all of the RSUs and all of your rights under the RSUs will terminate in their entirety on the terms set forth in Section 4 below.

(b)    No certificates will be issued by the Company to you with respect to the RSUs.

(c)     Any attempt to dispose of RSUs or any interest in the RSUs in a manner contrary to the restrictions set forth in this Agreement will be void and of no effect.

3.    Restricted Period and Payment. The “Restricted Period” is the period beginning on the Grant Date and ending on the date the RSUs, or such applicable portion of the RSUs, are deemed earned and payable under the terms set forth in table at the beginning of this Agreement.

4.    Forfeiture. If, during the Restricted Period, (i) you incur a Separation from Service or (ii) you materially breach this Agreement or (iii) you fail to meet any tax obligation under your responsibility (when applicable), as described in Section 7, all of your rights to the RSUs that have not previously been earned will terminate immediately and be forfeited in their entirety.

5.    Settlement of RSUs. Delivery of Shares or other amounts under this Agreement will be subject to the following:

(a)    The Company will deliver to you one Share for each RSU that has become earned and payable and not otherwise been forfeited within 30 days after the end of the applicable Restricted Period.

(b)    Any issuance of Shares under the Award may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

(c)    If a certificate for Shares is delivered to you under the Award, the certificate may bear the following or a similar legend as determined by the Company:

AT THE DISCRETION OF THE COMPANY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

If the Shares are not certificated, the language above may be inserted on the pages of the register of members of the Company in which the Shares are registered. In addition, any certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange on which the Shares are then listed and any applicable federal or state securities law, and the Company may cause legends to be placed on any certificates to make appropriate reference to these restrictions.

6.	Obligation to Sell and Transfer Restrictions.

(a)    If you propose to transfer the Shares after they are delivered to you pursuant to Section 5, you must promptly give the Company written notice of your intention to make the transfer (the “Transfer Notice”). The Transfer Notice must include (i) a description of the Shares to be transferred (“Offered Shares”), (ii) the names and addresses of the prospective transferees, (iii) the consideration and (iv) the material terms and conditions on which the proposed transfer is to be made. The Transfer Notice will certify that you have received a firm offer from the prospective transferees and in good faith believe a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice must also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. For the purpose of this Agreement, a “Transfer” will mean any direct or indirect transfer of the Shares to a third party as a consequence of any transaction, including, without limitation, an exchange of assets, a corporate reorganization or any other mechanism.

(b)    The Company will have an option for a period of 20 days from delivery of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying you in writing before expiration of such 20-day period as to the number of such shares that it wishes to purchase. If the Company gives you notice that it desires to purchase such shares, then payment for the Offered Shares will be by check or wire transfer, against delivery of an executed instrument of transfer at a place agreed on between the parties and at the time of the scheduled closing therefor, which will be no later than 30 days after delivery to the Company of the Transfer Notice.

(c)    For a period of 30 days following your Separation from Service, the Company will have the right, but not the obligation, to repurchase all or a portion of the Shares that you retain following your Separation from Service (determined in accordance with the Award) at their then-current Fair Market Value. The Company may freely assign the Company’s right to buy such Shares, in whole or in part.

(d)    Subject to the Company’s right to repurchase the Shares pursuant to Section 6(c), you will be entitled to exercise the right to sell Shares alongside a holder of the majority of the Ordinary Shares issued and outstanding as of the date of adoption of the Plan (a “Majority Shareholder”), to a third party interested in acquiring control of the Company in a transaction that constitutes a liquidation event as defined in the Company’s Memorandum and Articles of Association (a “Tag-Along Right”).

You must communicate your intention to exercise your Tag Along Right to the Company and the Majority Shareholder within 10 days of receiving notice of an offer submitted by a third party interested in acquiring control of the Company. If you exercise your Tag Along Right, the offer to acquire all or part of the shares of the Majority Shareholder will be extended in the same proportion to your Shares, at the same price per share and the same conditions of the offer submitted by the third party. If the third party only agrees to purchase the originally intended amount of shares subject to the proposed acquisition of control, the Majority Shareholder and all other Participants exercising a tag along right with respect to Shares granted under the Plan, including you, may sell to the third party an amount of Shares calculated pro-rata based on the percentage of the total share capital of the Company held by each Majority Shareholder, other Participants and you.

(e)    If the Majority Shareholder and all the preferred shareholders receive a good-faith binding offer with respect to a Transfer of all of their respective shares in the Company to a third party, which the Majority Shareholder and all the preferred shareholders are willing to accept and such offer is approved in accordance with the Company’s Memorandum and Articles of Association, then the Majority Shareholder will have the right to require that you, and you will be obliged to, sell all of your Shares to the third party on the same terms and conditions offered to the Majority Shareholder (a “Drag-Along Offer”). The Majority Shareholder will provide you, each investor and the Company with written notice (the “Drag-Along Notice”) not more than 60 days nor less than 10 days prior to the proposed closing date of the Drag-Along Offer. The Drag-Along Notice will be accompanied with the same information and documents as the Transfer Notice. For the avoidance of doubt, you acknowledge that the right of first refusal provided under Section 6(a), on one hand, and the Tag-Along Right, on the other hand, will not apply in the case of the exercise of the drag-along rights under this Section 6(e) by the Majority Shareholder or preferred shareholders.

7.	Withholding.

(a)    Regardless of any action the Company may take that is related to any or all corporate and personal income tax, payroll tax, social security tax, social wages or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items under the Award and (ii) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items.

(b)    You acknowledge and declare to comply with the provisions set forth in Section 15.3 of the Plan (or any successor provision thereto). Thereby, you will be required to meet any applicable tax withholding obligation in accordance with the tax withholding provisions of Section 15.3 of the Plan (or any successor provision thereto) and any applicable local law. In the event of the Shares being retained so the Company or a Subsidiary may fulfill Tax-Related Items obligations on your behalf, the Company may, at its sole discretion, allow you to buy Shares of the Company for the same price based on which they are granted upon the end of the Restricted Period.

(c)    Alternatively and at the discretion of the Company or a Subsidiary, as the case may be, you may be requested to submit, in cash, the amount corresponding to the Tax-Related Items due in connection with the Award, to the Company or a Subsidiary, as the case may be, so it may pay the Tax-Related Items on your behalf. If that is the case and in the event that you deliver such amount, you will receive the full amount of the RSUs in Shares. Any amount submitted in excess to the Company in excess for the payment of taxes on your behalf will be returned to you in cash in the same month.

(d)    You hereby acknowledge that the Company or a Subsidiary, as the case may be, will have the right to notify the competent tax office in the event that you do not comply with the aforementioned requirements and the provisions set forth in Section 15.3 of the Plan (or any successor provision thereto).

You acknowledge that the foregoing is not, and is not intended to purport tax advice and that you may be subject to additional tax obligations all of which are your responsibility. You should consult your own tax advisor regarding the particular tax consequences of entering into the Agreement and the Award under this Agreement and exercising any rights related hereto.

8.    Adjustment. Upon any event described in Section 13 of the Plan (or any successor provision) occurring after the Grant Date, the adjustment provisions of that section will apply to the Award.

9.    Bound by Plan and Company Decisions. By accepting the Award, you acknowledge that you have received a copy of the Plan, have had an opportunity to review the Plan, and agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Company and its delegate. The Company and its delegate has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Company or its delegate and any decision made by the Company or its delegate related to the Agreement or the Plan will be final and binding on all persons.

10.    Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Award.

11.    Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Company or its delegate may impose conditions, restrictions, and limitations on the issuance of Shares under the Award unless and until the Company or its delegate determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any stock exchange on which the Shares are listed, (c) all Company policies and administrative rules and (d) all applicable laws.

12.	Miscellaneous.

(a)    Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing from time to time.

(b)    Waiver. The waiver by any party to this Agreement of a breach of any provision of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)    Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company related to the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded.

(d)    Binding Effect and Successors. The obligations and rights of the Company under this Agreement will be binding on and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale or other reorganization of the Company, or on any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding on and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs and successors.

(e)    Governing Law, Arbitration. This Agreement will be construed and interpreted in accordance with the internal laws of the Cayman Islands without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Cayman Islands. For purposes of resolving any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Agreement, the parties hereto submit to a final and binding arbitration process, under the terms established in Law no. 9,307/1996, instead of through any court. You and the Company agree that, to the maximum extent under applicable law, an arbitral award, once issued, is final, not subject to appeal, and binding on all parties involved in the arbitration (“Arbitration Parties”) who automatically commit into observing the arbitral award. The dispute or claim brought to an arbitration under the terms of this Section 12(e), will be submitted to the Câmara de Comércio Brasil-Canadá (“Arbitral Institution”), as per its Arbitration Rules in force at the time of the commencement of the arbitration except as they may be modified herein or by mutual agreement of you and the Company. The arbitration will be held at the city of São Paulo, State of São Paulo, Brazil, where the arbitral award will be deemed rendered. The Arbitrator may designate other locations where specific acts may be held to assist the conducting of the arbitration. The arbitration will be conducted in Portuguese and the rules and principles of Laws of the Brazilian Federative Republic will be applied. The Arbitrator will not act as amiable compositeurs or decide the merits of the dispute ex aequo et bono. The Arbitrator will allocate the payment of the Expenses involved on the arbitration among the Arbitration Parties, observing the criteria of burden of defeat, reasonability and proportionality. For the purposes of this Section 12(e), “Expenses” are: (i) fees and other amounts owed, paid or reimbursed to the Arbitrator; (ii) the fees and other amounts owed, paid or reimbursed to the experts, translators, interpreters and other assistants that are eventually designated by the Arbitrator; and (iii) the loss of suit expenses established by the Arbitrator. The Arbitrator will not sentence any of the Arbitration Parties to pay or reimburse (i) contractual fees or any other amount owed, paid or reimbursed by the contrary party to its’ attorneys, technical assistants, translators, interpreters and other assistants; and (ii) any other amount owed, paid or reimbursed by the adverse party in connection with the arbitration, such as expenses with copies, authentications, notarizations, travels and others. The arbitration will be conducted by a sole arbitrator (“Arbitrator”). The Arbitration Parties will, by agreement, nominate the Arbitrator. If the Arbitration Parties fail to nominate the Arbitrator within 15 days from the date when the claimant’s request for arbitration has been received by respondent, the Arbitrator will be appointed by the Arbitral Institution. The choice of the Arbitrator is not limited to the Arbitral Institution’s list of arbitrators. Any and all controversies related to the nomination of the Arbitrator by the parties will be settled by the Arbitral Institution Injunctive relief. Either one of the Arbitration Parties has the right to seek injunctive relief to the competent judicial court for protecting the rights to be discussed before the confirmation of the Arbitrator’s appointment, without this being considered as a waiver of the arbitration. Any requests or injunctions granted by the judicial authority must be immediately notified to the Arbitral Institution, which will inform the Arbitrator. The Arbitrator may review, provide, keep or revoke an injunction. After the commencement of the proceeding, all urgent requests and injunctions must be submitted to the Arbitrator. For (i) the request of injunctive reliefs before the confirmation of the Arbitrator’s appointment; (ii) the enforcement of a decision rendered by the Arbitrator; or (iii) other matters permitted under applicable law, the parties hereby elect the competent court of the City of São Paulo, State of São Paulo. Nothing in this Section 12(e) will preclude the ability of either party to seek enforcement of the Arbitral Award in any jurisdiction or court, in Brazil or abroad, and consent to the exclusive jurisdiction of the competent court of the City of São Paulo, State of São Paulo.

(f)    Headings. The headings in this Agreement are for convenience of reference only and will not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(g)    Amendment. This Agreement may be amended at any time by the Company, except that no amendment may, without your consent, materially impair your rights under the Award.

(h)    Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of the Agreement, and each other provision will be severable and enforceable to the extent permitted by law.

(i)    No Rights to Service. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws and other similar governing documents and applicable law.

(j)    Further Assurances. You must, upon request of the Company or its delegate, do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company or the Committee to implement the provisions and purposes of this Agreement.

(k)    Clawback. All awards, amounts or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

(l)    Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

[FORM AGREEMENT FOR MEXICAN TAXPAYERS]

EMPLOYEE RSU AWARD AGREEMENT

NU HOLDINGS LTD. 2020 OMNIBUS INCENTIVE PLAN

Nu Holdings Ltd. (the “Company”) grants to the Participant named below (“you”) the number of restricted stock units (“RSUs”) set forth below (the “Award”).

Plan:	Nu Holdings Ltd. 2020 Omnibus Incentive Plan

Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement.

Participant:	[Name]

Participant Tax ID/CFP:	[########]

Participant Contact Information:	[ADDRESS] [ADDRESS] [EMAIL]

Grant Date:	[Date]

Number of RSUs Granted:	[####]

Definition of RSU:	Each RSU will entitle you to receive one Share at such future dates and subject to such terms as set forth in this Agreement. The RSUs granted under this Award will entitle you at no time to receive Shares of any entity other than the Company.

Earning and Payment Schedule:1

[PERFORMANCE CYCLE AWARDS: The RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter following the Grant Date.]

[SIGN-ON AWARDS: 1/4th of the total number of RSUs will become earned and payable on [DATE OF CLIFF VESTING]. The remaining RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter thereafter.]2

For the avoidance of doubt, if the first day of a calendar quarter falls on a weekend or a bank holiday (as determined by the Company in its sole discretion), any RSUs that would otherwise become earned and payable for such calendar quarter will become earned and payable on the next following business day.

Separation from Service:	If you have a Separation from Service, any RSUs that have not become earned prior to your Separation from Service will be immediately cancelled and forfeited in their entirety, and you will not be entitled to any payment with respect to such RSUs.

Governing Law and Dispute Resolution:	The RSU will be subject to the laws of the Cayman Islands. Any dispute arising out of or in connection with the RSU will be finally settled by arbitration, administered by the Center for Arbitration and Mediation of the Câmara de Comércio Brasil-Canadá. The seat of arbitration will be São Paulo, State of São Paulo, Brazil. The Arbitral Tribunal will consist of one arbitrator. Further details are set forth in the RSU Terms.

1	The Company could also provide that the RSUs become payable only upon certain events, such as if the employee is continuously employed, through a Change in Control or IPO or following termination of employment if the employee is a good leaver.
2	Sample language provides for quarterly vesting over a 3-year period. Other vesting schedules are also permissible.

By signing below, you agree that the Award is granted under and governed by the terms of the Plan and this RSU Award Agreement (including the attached RSU Terms) (“Agreement”), as of the Grant Date.

PARTICIPANT	NU HOLDINGS LTD.

Sign Name:	Sign Name:

Print Name:	Print Name:

Title:

RSU TERMS

1.	Grant of RSUs.

(a)    The Award is subject to the terms of the Plan. A copy of the Plan is attached to this Agreement as Exhibit A, and the terms of the Plan are incorporated into and form a part of this Agreement.

(b)    You must accept the terms of this Agreement by returning a signed copy to the Company within 60 days after the Agreement is presented to you for review. The Company or its delegate may unilaterally cancel and forfeit the Award in its entirety if you do not accept the terms of this Agreement.

2.	Restrictions.

(a)    You will have no rights or privileges of a Shareholder as to the RSUs before settlement under Section 5 below (“Settlement”), including no right to vote or receive dividends or other distributions; in addition, the following provisions will apply:

(i)    you will not be entitled to delivery of any Share certificates for the RSUs until Settlement (if at all), and upon the satisfaction of all other terms;

(ii)    for the avoidance of doubt, RSUs are not transferrable; you cannot and you may not sell, transfer (other than by will or the laws of descent and distribution), assign, pledge, or otherwise encumber or dispose of the RSUs before Settlement; and

(iii)    you will forfeit all of the RSUs and all of your rights under the RSUs will terminate in their entirety on the terms set forth in Section 4 below.

(b)    No certificates will be issued by the Company to you with respect to the RSUs.

(c)    Any attempt to dispose of RSUs or any interest in the RSUs in a manner contrary to the restrictions set forth in this Agreement will be void and of no effect.

3.    Restricted Period and Payment. The “Restricted Period” is the period beginning on the Grant Date and ending on the date the RSUs, or such applicable portion of the RSUs, are deemed earned and payable under the terms set forth in table at the beginning of this Agreement.

4.    Forfeiture. If, during the Restricted Period, (i) you incur a Separation from Service, (ii) you materially breach this Agreement or (iii) you fail to meet any tax obligation under your responsibility (when applicable), as described in Section 7, all of your rights to the RSUs that have not previously been paid will terminate immediately and be forfeited in their entirety.

5.    Settlement of RSUs. Delivery of Shares or other amounts under this Agreement will be subject to the following:

(a)    The Company will deliver to you one Share for each RSU that has become earned and payable and not otherwise been forfeited within 30 days after the end of the applicable Restricted Period.

(b)    Any issuance of Shares under the Award may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

(c)    If a certificate for Shares is delivered to you under the Award, the certificate may bear the following or a similar legend as determined by the Company:

AT THE DISCRETION OF THE COMPANY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

If the Shares are not certificated, the language above may be inserted on the pages of the register of members of the Company in which the Shares are registered. In addition, any certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange on which the Shares are then listed and any applicable federal or state securities law, and the Company may cause legends to be placed on any certificates to make appropriate reference to these restrictions.

6.	Obligation to Sell and Transfer Restrictions.

(a)    If you propose to transfer the Shares after they are delivered to you pursuant to Section 5, you must promptly give the Company written notice of your intention to make the transfer (the “Transfer Notice”). The Transfer Notice must include (i) a description of the Shares to be transferred (“Offered Shares”), (ii) the names and addresses of the prospective transferees, (iii) the consideration and (iv) the material terms and conditions on which the proposed transfer is to be made. The Transfer Notice will certify that you have received a firm offer from the prospective transferees and in good faith believe a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice must also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. For the purpose of this Agreement, a “Transfer” will mean any direct or indirect transfer of the Shares to a third party as a consequence of any transaction, including, without limitation, an exchange of assets, a corporate reorganization or any other mechanism.

(b)    The Company will have an option for a period of 20 days from delivery of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying you in writing before expiration of such 20-day period as to the number of such shares that it wishes to purchase. If the Company gives you notice that it desires to purchase such shares, then payment for the Offered Shares will be by check or wire transfer, against delivery of an executed instrument of transfer at a place agreed on between the parties and at the time of the scheduled closing therefor, which will be no later than 30 days after delivery to the Company of the Transfer Notice.

(c)    For a period of 30 days following your Separation from Service, the Company will have the right, but not the obligation, to repurchase all or a portion of the Shares that you retain following your Separation from Service (determined in accordance with the Award) at their then-current Fair Market Value. The Company may freely assign the Company’s right to buy such Shares, in whole or in part.

(d)    Subject to the Company’s right to repurchase the Shares pursuant to Section 6(c), you will be entitled to exercise the right to sell Shares alongside a holder of the majority of the Ordinary Shares issued and outstanding as of the date of adoption of the Plan (a “Majority Shareholder”), to a third party interested in acquiring control of the Company in a transaction that constitutes a liquidation event as defined in the Company’s Memorandum and Articles of Association (a “Tag-Along Right”).

You must communicate your intention to exercise your Tag Along Right to the Company and the Majority Shareholder within 10 days of receiving notice of an offer submitted by a third party interested in acquiring control of the Company. If you exercise your Tag Along Right, the offer to acquire all or part of the shares of the Majority Shareholder will be extended in the same proportion to your Shares, at the same price per share and the same conditions of the offer submitted by the third party. If the third party only agrees to purchase the originally intended amount of shares subject to the proposed acquisition of control, the Majority Shareholder and all other Participants exercising a tag along right with respect to Shares granted under the Plan, including you, may sell to the third party an amount of Shares calculated pro-rata based on the percentage of the total share capital of the Company held by each Majority Shareholder, other Participants and you.

(e)    If the Majority Shareholder and all the preferred shareholders receive a good-faith binding offer with respect to a Transfer of all of their respective shares in the Company to a third party, which the Majority Shareholder and all the preferred shareholders are willing to accept and such offer is approved in accordance with the Company’s Memorandum and Articles of Association, then the Majority Shareholder will have the right to require that you, and you will be obliged to, sell all of your Shares to the third party on the same terms and conditions offered to the Majority Shareholder (a “Drag-Along Offer”). The Majority Shareholder will provide you, each investor and the Company with written notice (the “Drag-Along Notice”) not more than 60 days nor less than 10 days prior to the proposed closing date of the Drag-Along Offer. The Drag-Along Notice will be accompanied with the same information and documents as the Transfer Notice. For the avoidance of doubt, you acknowledge that the right of first refusal provided under Section 6(a), on one hand, and the Tag-Along Right, on the other hand, will not apply in the case of the exercise of the drag-along rights under this Section 6(e) by the Majority Shareholder or preferred shareholders.

7.	Withholding.

(a)    Regardless of any action the Company may take that is related to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items under the Award and (ii) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items.

(b)    You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding provisions of Section 15.3 of the Plan (or any successor provision thereto). In the event of the Shares being retained so the Company may fulfill Tax-Related Items obligations on your behalf, the Company may, at its sole discretion, allow you to buy Shares of the Company for the same price based on which they are granted at the vesting of the RSUs. You acknowledge that the foregoing is not, and is not intended to purport tax advice and that you may be subject to additional tax obligations all of which are your responsibility. You should consult your own tax advisor regarding the particular tax consequences of entering into the Agreement and the Award under this Agreement and exercising any rights related hereto.

8.    Adjustment. Upon any event described in Section 13 of the Plan (or any successor provision) occurring after the Grant Date, the adjustment provisions of that section will apply to the Award.

9.    Bound by Plan and Company Decisions. By accepting the Award, you acknowledge that you have received a copy of the Plan, have had an opportunity to review the Plan, and agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Company and its delegate. The Company and its delegate has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Company or its delegate and any decision made by the Company or its delegate related to the Agreement or the Plan will be final and binding on all persons.

10.    Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Award.

11.    Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Company or its delegate may impose conditions, restrictions, and limitations on the issuance of Shares under the Award unless and until the Company or its delegate determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any stock exchange on which the Shares are listed, (c) all Company policies and administrative rules and (d) all applicable laws.

12.	Miscellaneous.

(a)    Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing from time to time.

(b)    Waiver. The waiver by any party to this Agreement of a breach of any provision of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)    Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company related to the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded.

(d)    Binding Effect and Successors. The obligations and rights of the Company under this Agreement will be binding on and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale or other reorganization of the Company, or on any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding on and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs and successors.

(e)    Governing Law, Arbitration. This Agreement will be construed and interpreted in accordance with the internal laws of the Cayman Islands without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Cayman Islands. For purposes of resolving any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Agreement, the parties hereto submit to a final and binding arbitration process, under the terms established in Law no. 9,307/1996, instead of through any court. You and the Company agree that, to the maximum extent under applicable law, an arbitral award, once issued, is final, not subject to appeal, and binding on all parties involved in the arbitration (“Arbitration Parties”) who automatically commit into observing the arbitral award. The dispute or claim brought to an arbitration under the terms of this Section 12(e), will be submitted to the Câmara de Comércio Brasil-Canadá (“Arbitral Institution”), as per its Arbitration Rules in force at the time of the commencement of the arbitration except as they may be modified herein or by mutual agreement of you and the Company. The arbitration will be held at the city of São Paulo, State of São Paulo, Brazil, where the arbitral award will be deemed rendered. The Arbitrator may designate other locations where specific acts may be held to assist the conducting of the arbitration. The arbitration will be conducted in Portuguese and the rules and principles of Laws of the Brazilian Federative Republic will be applied. The Arbitrator will not act as amiable compositeurs or decide the merits of the dispute ex aequo et bono. The Arbitrator will allocate the payment of the Expenses involved on the arbitration among the Arbitration Parties, observing the criteria of burden of defeat, reasonability and proportionality. For the purposes of this Section 12(e), “Expenses” are: (i) fees and other amounts owed, paid or reimbursed to the Arbitrator; (ii) the fees and other amounts owed, paid or reimbursed to the experts, translators, interpreters and other assistants that are eventually designated by the Arbitrator; and (iii) the loss of suit expenses established by the Arbitrator. The Arbitrator will not sentence any of the Arbitration Parties to pay or reimburse (i) contractual fees or any other amount owed, paid or reimbursed by the contrary party to its’ attorneys, technical assistants, translators, interpreters and other assistants; and (ii) any other amount owed, paid or reimbursed by the adverse party in connection with the arbitration, such as expenses with copies, authentications, notarizations, travels and others. The arbitration will be conducted by a sole arbitrator (“Arbitrator”). The Arbitration Parties will, by agreement, nominate the Arbitrator. If the Arbitration Parties fail to nominate the Arbitrator within 15 days from the date when the claimant’s request for arbitration has been received by respondent, the Arbitrator will be appointed by the Arbitral Institution. The choice of the Arbitrator is not limited to the Arbitral Institution’s list of arbitrators. Any and all controversies related to the nomination of the Arbitrator by the parties will be settled by the Arbitral Institution Injunctive relief. Either one of the Arbitration Parties has the right to seek injunctive relief to the competent judicial court for protecting the rights to be discussed before the confirmation of the Arbitrator’s appointment, without this being considered as a waiver of the arbitration. Any requests or injunctions granted by the judicial authority must be immediately notified to the Arbitral Institution, which will inform the Arbitrator. The Arbitrator may review, provide, keep or revoke an injunction. After the commencement of the proceeding, all urgent requests and injunctions must be submitted to the Arbitrator. For (i) the request of injunctive reliefs before the confirmation of the Arbitrator’s appointment; (ii) the enforcement of a decision rendered by the Arbitrator; or (iii) other matters permitted under applicable law, the parties hereby elect the competent court of the City of São Paulo, State of São Paulo. Nothing in this Section 12(e) will preclude the ability of either party to seek enforcement of the Arbitral Award in any jurisdiction or court, in Brazil or abroad, and consent to the exclusive jurisdiction of the competent court of the City of São Paulo, State of São Paulo.

(f)    Headings. The headings in this Agreement are for convenience of reference only and will not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(g)    Amendment. This Agreement may be amended at any time by the Company, except that no amendment may, without your consent, materially impair your rights under the Award.

(h)    Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of the Agreement, and each other provision will be severable and enforceable to the extent permitted by law.

(i)    No Rights to Service. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws and other similar governing documents and applicable law.

(j)    Further Assurances. You must, upon request of the Company or its delegate, do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company or the Committee to implement the provisions and purposes of this Agreement.

(k)    Clawback. All awards, amounts or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

(l)    Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(m)    Not Part of Compensation. The value of the Award is an extraordinary item of compensation that is outside of the scope any employment, consultancy or directorship contract or relationship. The Award is not part of normal or expected compensation or salary for purposes of calculating severance, end of service payments, bonuses, pension or retirement benefits or similar payments.

[FORM AGREEMENT FOR US TAXPAYERS]

EMPLOYEE RSU AWARD AGREEMENT

NU HOLDINGS LTD. 2020 OMNIBUS INCENTIVE PLAN

Nu Holdings Ltd. (the “Company”) grants to the Participant named below (“you”) the number of restricted stock units (“RSUs”) set forth below (the “Award”).

Plan:	Nu Holdings Ltd. 2020 Omnibus Incentive Plan

Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement.

Participant:	[Name]

Participant Tax ID/CFP:	[########]

Participant Contact Information:	[ADDRESS] [ADDRESS] [EMAIL]

Grant Date:	[Date]

Number of RSUs Granted:	[####]

Definition of RSU:	Each RSU will entitle you to receive one Share at such future dates and subject to such terms as set forth in this Agreement. The RSUs granted under this Award will entitle you at no time to receive Shares of any entity other than the Company.

Earning and Payment Schedule:1

[PERFORMANCE CYCLE AWARDS: The RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter following the Grant Date.]

[SIGN-ON AWARDS: 1/4th of the total number of RSUs will become earned and payable on [DATE OF CLIFF VESTING]. The remaining RSUs will become earned and payable in installments equal to 1/12th of the total number of RSUs on the first business day of each calendar quarter thereafter.]2

For the avoidance of doubt, if the first day of a calendar quarter falls on a weekend or a bank holiday (as determined by the Company in its sole discretion), any RSUs that would otherwise become earned and payable for such calendar quarter will become earned and payable on the next following business day.

Separation from Service:	If you have a Separation from Service, any RSUs that have not become earned prior to your Separation from Service will be immediately cancelled and forfeited in their entirety, and you will not be entitled to any payment with respect to such RSUs.

By signing below, you agree that the Award is granted under and governed by the terms of the Plan and this RSU Award Agreement (including the attached RSU Terms) (“Agreement”), as of the Grant Date.

PARTICIPANT	NU HOLDINGS LTD.

Sign Name:	Sign Name:

Print Name:	Print Name:

Title:

1	The Company could also provide that the RSUs become payable only upon certain events, such as if the employee is continuously employed through a Change in Control or IPO or following termination of employment if the employee is a good leaver.
2	Sample language provides for quarterly vesting over a 3-year period. Other vesting schedules are also permissible.

RSU TERMS

1.	Grant of RSUs.

(a)    The Award is subject to the terms of the Plan. A copy of the Plan is attached to this Agreement as Exhibit A, and the terms of the Plan are incorporated into and form a part of this Agreement.

(b)    You must accept the terms of this Agreement by returning a signed copy to the Company within 60 days after the Agreement is presented to you for review. The Company or its delegate may unilaterally cancel and forfeit the Award in its entirety if you do not accept the terms of this Agreement.

2.	Restrictions.

(a)    You will have no rights or privileges of a Shareholder as to the RSUs before settlement under Section 5 below (“Settlement”), including no right to vote or receive dividends or other distributions; in addition, the following provisions will apply:

(i)    you will not be entitled to delivery of any Share certificates for the RSUs until Settlement (if at all), and upon the satisfaction of all other terms;

(ii)    for the avoidance of doubt, RSUs are not transferrable; you cannot and you may not sell, transfer (other than by will or the laws of descent and distribution), assign, pledge, or otherwise encumber or dispose of the RSUs before Settlement; and

(iii)    you will forfeit all of the RSUs and all of your rights under the RSUs will terminate in their entirety on the terms set forth in Section 4 below.

(b)    No certificates will be issued by the Company to you with respect to the RSUs.

(c)    Any attempt to dispose of RSUs or any interest in the RSUs in a manner contrary to the restrictions set forth in this Agreement will be void and of no effect.

3.    Restricted Period and Payment. The “Restricted Period” is the period beginning on the Grant Date and ending on the date the RSUs, or such applicable portion of the RSUs, are deemed earned and payable under the terms set forth in table at the beginning of this Agreement.

4.    Forfeiture. If, during the Restricted Period, (i) you incur a Separation from Service, (ii) you materially breach this Agreement or (iii) you fail to meet the tax withholding obligations described in Section 7, all of your rights to the RSUs that have not previously been paid will terminate immediately and be forfeited in their entirety.

5.    Settlement of RSUs. Delivery of Shares or other amounts under this Agreement will be subject to the following:

(a)    The Company will deliver to you one Share for each RSU that has become earned and payable and not otherwise been forfeited within 30 days after the end of the applicable Restricted Period.

(b)    Any issuance of Shares under the Award may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

(c)    If a certificate for Shares is delivered to you under the Award, the certificate may bear the following or a similar legend as determined by the Company:

AT THE DISCRETION OF THE COMPANY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

If the Shares are not certificated, the language above may be inserted on the pages of the register of members of the Company in which the Shares are registered. In addition, any certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange on which the Shares are then listed and any applicable federal or state securities law, and the Company may cause legends to be placed on any certificates to make appropriate reference to these restrictions.

6.	Obligation to Sell and Transfer Restrictions.

(a)    If you propose to transfer the Shares after they are delivered to you pursuant to Section 5, you must promptly give the Company written notice of your intention to make the transfer (the “Transfer Notice”). The Transfer Notice must include (i) a description of the Shares to be transferred (“Offered Shares”), (ii) the names and addresses of the prospective transferees, (iii) the consideration and (iv) the material terms and conditions on which the proposed transfer is to be made. The Transfer Notice will certify that you have received a firm offer from the prospective transferees and in good faith believe a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice must also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. For the purpose of this Agreement, a “Transfer” will mean any direct or indirect transfer of the Shares to a third party as a consequence of any transaction, including, without limitation, an exchange of assets, a corporate reorganization or any other mechanism.

(b)    The Company will have an option for a period of 20 days from delivery of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying you in writing before expiration of such 20-day period as to the number of such shares that it wishes to purchase. If the Company gives you notice that it desires to purchase such shares, then payment for the Offered Shares will be by check or wire transfer, against delivery of an executed instrument of transfer at a place agreed on between the parties and at the time of the scheduled closing therefor, which will be no later than 30 days after delivery to the Company of the Transfer Notice.

(c)    For a period of 30 days following your Separation from Service, the Company will have the right, but not the obligation, to repurchase all or a portion of the Shares that you retain following your Separation from Service (determined in accordance with the Award) at their then-current Fair Market Value. The Company may freely assign the Company’s right to buy such Shares, in whole or in part.

(d)    Subject to the Company’s right to repurchase the Shares pursuant to Section 6(c), you will be entitled to exercise the right to sell Shares alongside a holder of the majority of the Ordinary Shares issued and outstanding as of the date of adoption of the Plan (a “Majority Shareholder”), to a third party interested in acquiring control of the Company in a transaction that constitutes a liquidation event as defined in the Company’s Memorandum and Articles of Association (a “Tag-Along Right”).

You must communicate your intention to exercise your Tag Along Right to the Company and the Majority Shareholder within 10 days of receiving notice of an offer submitted by a third party interested in acquiring control of the Company. If you exercise your Tag Along Right, the offer to acquire all or part of the shares of the Majority Shareholder will be extended in the same proportion to your Shares, at the same price per share and the same conditions of the offer submitted by the third party. If the third party only agrees to purchase the originally intended amount of shares subject to the proposed acquisition of control, the Majority Shareholder and all other Participants exercising a tag along right with respect to Shares granted under the Plan, including you, may sell to the third party an amount of Shares calculated pro-rata based on the percentage of the total share capital of the Company held by each Majority Shareholder, other Participants and you.

(e)    If the Majority Shareholder and all the preferred shareholders receive a good-faith binding offer with respect to a Transfer of all of their respective shares in the Company to a third party, which the Majority Shareholder and all the preferred shareholders are willing to accept and such offer is approved in accordance with the Company’s Memorandum and Articles of Association, then the Majority Shareholder will have the right to require that you, and you will be obliged to, sell all of your Shares to the third party on the same terms and conditions offered to the Majority Shareholder (a “Drag-Along Offer”). The Majority Shareholder will provide you, each investor and the Company with written notice (the “Drag-Along Notice”) not more than 60 days nor less than 10 days prior to the proposed closing date of the Drag-Along Offer. The Drag-Along Notice will be accompanied with the same information and documents as the Transfer Notice. For the avoidance of doubt, you acknowledge that the right of first refusal provided under Section 6(a), on one hand, and the Tag-Along Right, on the other hand, will not apply in the case of the exercise of the drag-along rights under this Section 6(e) by the Majority Shareholder or preferred shareholders.

7.	Withholding.

(a)    Regardless of any action the Company may take that is related to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items under the Award and (ii) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items.

(b)    You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding provisions of Section 15.3 of the Plan (or any successor provision thereto). You acknowledge that the foregoing is not, and is not intended to purport tax advice and that you may be subject to additional tax obligations all of which are your responsibility. You should consult your own tax advisor regarding the particular tax consequences of entering into the Agreement and the Award under this Agreement and exercising any rights related hereto.

8.    Adjustment. Upon any event described in Section 13 of the Plan (or any successor provision) occurring after the Grant Date, the adjustment provisions of that section will apply to the Award.

9.    Bound by Plan and Company Decisions. By accepting the Award, you acknowledge that you have received a copy of the Plan, have had an opportunity to review the Plan, and agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Company and its delegate. The Company and its delegate has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Company or its delegate and any decision made by the Company or its delegate related to the Agreement or the Plan will be final and binding on all persons.

10.    Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Award.

11.    Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Company or its delegate may impose conditions, restrictions, and limitations on the issuance of Shares under the Award unless and until the Company or its delegate determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any stock exchange on which the Shares are listed, (c) all Company policies and administrative rules and (d) all applicable laws.

12.	Miscellaneous.

(a)    Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing from time to time.

(b)    Waiver. The waiver by any party to this Agreement of a breach of any provision of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)    Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company related to the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded.

(d)    Binding Effect and Successors. The obligations and rights of the Company under this Agreement will be binding on and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale or other reorganization of the Company, or on any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding on and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs and successors.

(e)    Governing Law, Consent to Jurisdiction and Venue and Service of Process3. This Agreement will be construed and interpreted in accordance with the internal laws of the Cayman Islands without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Cayman Islands. For purposes of resolving any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Agreement, the parties hereto submit to and consent to the exclusive jurisdiction of [STATE] and agree that any related litigation must be conducted solely in the courts of [COUNTY] or [the federal courts for the United States for the [DISTRICT]], where this Agreement is made or will be performed, and no other courts. You may be served with process in any manner permitted under [STATE] law, or by United States registered or certified mail, return receipt requested.

(f)    Headings. The headings in this Agreement are for convenience of reference only and will not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(g)    Amendment. This Agreement may be amended at any time by the Company, except that no amendment may, without your consent, materially impair your rights under the Award.

(h)    Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of the Agreement, and each other provision will be severable and enforceable to the extent permitted by law.

(i)    No Rights to Service. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws and other similar governing documents and applicable law.

(j)    Further Assurances. You must, upon request of the Company or its delegate, do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company or the Committee to implement the provisions and purposes of this Agreement.

(k)    Clawback. All awards, amounts or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3	For employees working in the United States, this provision must be revised to reflect any requirements of state law where the employee is employed. For example, some states limit the application of other governing laws or the permissible venues. Arbitration provisions may also be included, subject to the state law where the employee is employed.

(l)    Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(m)    Code § 409A. The RSUs are intended to comply with Code § 409A to the extent subject thereto, and this Agreement will be administered and interpreted consistently with that intent. For purposes of Code § 409A, each installment payment under this Agreement or the Plan, or otherwise payable to you, will be treated as a separate payment. This paragraph will not be construed as a guarantee of any particular tax effect for your benefits under this Agreement and the Company does not guarantee that any such benefits will satisfy Code § 409A or any other provision of the Code. Notwithstanding anything else in this Agreement, to the extent required to avoid accelerated taxation or tax penalties under Code § 409A, amounts that would otherwise be payable and benefits that would otherwise be provided under this Agreement during the six-month period immediately following your Separation from Service will instead be paid on the first payroll date after the six-month anniversary of your Separation from Service (or your death, if earlier) if you are a specified employee within the meaning of Code § 409A. Notwithstanding the foregoing, neither the Company nor its delegate will have any obligation to take any action to prevent the assessment of any additional tax or penalty on you under Code § 409A and neither the Company nor its delegate will have any liability to you for such tax or penalty.